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Exhibit 4.2

June 2, 2004

BNY Trust Company of Canada,
4 King Street West,
Suite 1101,
Toronto, Ontario M5H 1B6.

Re: Fiscal Agency Agreement

Ladies and Gentlemen:

        This letter of agreement (this "Agreement") will confirm the appointment by Hydro-Québec of BNY Trust Company of Canada (the "Fiscal Agent", which term shall, unless the context otherwise requires, include its successors and assigns) upon the terms and conditions set forth below to act as fiscal agent, in The City of New York, in connection with the issuance by Hydro-Québec of Medium-Term Notes Due Nine Months or More from Date of Issue (the "Notes"), guaranteed unconditionally as to payment of principal and premium, if any, and interest by Québec (the "Guarantor"). The Notes shall be sold on behalf of Hydro-Québec by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston LLC, CIBC World Markets Corp., Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Putnam Lovell NBF Securities Inc., RBC Capital Markets Corporation and Scotia Capital (USA) Inc. or such other agents as Hydro-Québec may appoint from time to time and of whose appointment the Fiscal Agent shall be notified in writing by Hydro-Québec (the "Agents"). The Notes may also be sold by Hydro-Québec to an Agent, acting as principal, or by Hydro-Québec directly.

Section 1.    Safekeeping, Completion and Issuance of Notes.

        (a)   The Fiscal Agent shall act as depositary for the safekeeping and as agent for the completion, authentication, issuance and delivery of the Notes provided by Hydro-Québec to the Fiscal Agent from time to time. Notes will be represented by one or more fully registered global notes without coupons (each, a "Global Note") registered in the name of The Depository Trust Company, as depositary, its nominee or another depositary or its nominee. Owners of beneficial interests in Global Notes will not be entitled to physical delivery of Notes issued in definitive registered form without coupons ("Certificated Notes") except in the limited circumstances described in the Notes. Each Note shall be substantially in the form set forth in Exhibit A hereto if the Note bears interest at a fixed rate ("Fixed Rate Notes") or Exhibit B hereto if the Note bears interest at rates determined by reference to a reference rate ("Floating Rate Notes"), with such changes and additions as shall be subsequently approved on behalf of Hydro-Québec by an Authorized Official, as defined below. For the purposes hereof, "Authorized Official" shall mean the persons authorized, pursuant to By-law 705 of Hydro-Québec (as such By-law may be amended from time to time) and evidenced by a certificate of incumbency including specimen signatures, to sign documents relating to financial transactions of Hydro-Québec. If any Authorized Official ceases to be an Authorized Official, the Fiscal Agent may nonetheless complete, countersign, issue and deliver any Note co-executed by such official until otherwise instructed by an Authorized Official. The guarantee of the Guarantor (the "Guarantee") shall be endorsed on the Notes. No Note shall be a valid obligation of Hydro-Québec or the Guarantor until authenticated by a Responsible Officer. For the purposes hereof, "Responsible Officer" shall mean any officer within the corporate trust department of the Fiscal Agent, including any vice president, assistant vice president, assistant treasurer, trust officer or any other officer of the Fiscal Agent who customarily performs functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Agreement.

        (b)   The terms of the Notes appearing on the face of the Notes delivered by Hydro-Québec to the Fiscal Agent, including the face amount, issue date, maturity date, denominations, rate of interest or interest rate formula and other terms to be specified in a pricing supplement shall be in blank. The Notes delivered by Hydro-Québec to the Fiscal Agent shall be executed on behalf of Hydro-Québec as provided in the applicable By-law of Hydro-Québec. The Fiscal Agent shall not authenticate a Note until its date of issue. The Fiscal Agent shall take all reasonable measures to protect the blank Notes held by it in safekeeping against loss, disappearance, theft, damage or destruction and ensure that they are secure at all times. The Fiscal Agent shall promptly advise Hydro-Québec and the Guarantor of any loss, disappearance, theft, damage to or destruction of blank Notes held by it in safekeeping. Blank Notes held by the Fiscal Agent shall only be returned to Hydro-Québec upon instructions from an Authorized Official and not otherwise.

        (c)   The Fiscal Agent shall comply with all of the procedures set forth in the "Public Medium-Term Note Administrative Procedures for Fixed and Floating Rate Notes" (the "Administrative Procedures"), as such Administrative Procedures may be agreed upon from time to time by the Agents, Hydro-Québec and the Fiscal Agent, including, but not limited to, the procedures governing the issuance and settlement of the Notes.

Section 2.    Payment of Principal, Premium and Interest.

        (a)   The Fiscal Agent shall, at least two Business Days (as defined in the Notes) prior to Maturity (as defined in the Notes) and Interest Payment Date (each as specified on the face of the Notes), notify Hydro-Québec of the aggregate amount payable by Hydro-Québec at Maturity or on such Interest Payment Date in U.S. dollars.

        (b)   All sums payable to the Fiscal Agent hereunder in respect of the Notes shall be paid in U.S. dollars to such account at such bank as the Fiscal Agent may from time to time indicate to Hydro-Québec not less than two Business Days prior to the payment date. All payments shall be made in The City of New York in same-day funds.

        (c)   In order to provide for the payment of principal and any premium and interest in respect of the Notes as the same shall become due, Hydro-Québec shall remit the amount referred to in Section 2(a) to the Fiscal Agent on each Interest Payment Date and at Maturity.

        (d)   Promptly after receiving the amount referred to in Section 2(a), the Fiscal Agent shall pay the interest on the Notes to the registered holders thereof on the dates, at the rates and in the manner provided for in the Notes. The Fiscal Agent shall be responsible for withholding any taxes on interest paid on the Notes as required by applicable law, but shall be relieved from any such responsibility if it acts upon the instructions of Hydro-Québec given pursuant to Section 11 or in good faith and in reliance upon an opinion of counsel provided to it by Hydro-Québec.

        (e)   All Notes presented for payment at Maturity at the office of The Bank of New York specified in the Note shall be verified as to their authenticity by the Fiscal Agent and the principal thereof, premium, if any, and interest thereon shall be paid in the manner provided for in the Notes.

        (f)    At least once per calendar year, the Fiscal Agent shall furnish to Hydro-Québec and the Guarantor a certificate, duly signed by a representative of the Fiscal Agent, stating:

    (i)
    the aggregate Principal Amount of the Notes of any Issue which have been redeemed (or purchased) or paid and cancelled; and

    (ii)
    the serial number of such Notes.

        (g)   Unless otherwise instructed by Hydro-Québec or the Guarantor, the Fiscal Agent shall destroy the cancelled Notes in its possession in accordance with its customary procedures and furnish Hydro-Québec and the Guarantor with a destruction certificate duly signed by a representative of the Fiscal Agent.

        (h)   Hydro-Québec reserves the right to appoint, at its discretion, additional agents for the payment of principal of, premium, if any, and interest on, the Notes at such place or places as Hydro-Québec may determine. Hydro-Québec shall notify the Fiscal Agent of its appointment of any such agent. No such appointment shall in any way affect the rights of the Fiscal Agent hereunder.

        (i)    The Fiscal Agent shall, to the extent permitted by law, promptly return to Hydro-Québec any funds transferred to it for payments with respect to the Notes that are not paid to the holders of Notes (i) at the expiration of three years after the due date for payment thereof and upon the written request of Hydro-Québec or (ii) if no such request is made, at the expiration of three years after the due date for payment of the full principal amount of the Notes or, as the case may be, the remaining part thereof; thereafter, the holders of Notes shall look only to Hydro-Québec for any payment of such funds.

        (j)    Payment by the Fiscal Agent in respect of any Note shall only be made out of funds made available hereunder by or for Hydro-Québec or the Guarantor in respect of that Note.

Section 3.    Exchange of Notes.

        The Fiscal Agent is hereby authorized from time to time in accordance with the provisions of the Notes to authenticate and deliver Notes in exchange for other Notes of other authorized denominations in the manner provided for in the Notes.

Section 4.    Register.

        The Fiscal Agent, as agent of Hydro-Québec, shall act as registrar of the Notes and shall maintain a register for the Notes (the "Register") for the registration of transfers of the Notes. Transfers of Notes shall be completed in the manner provided for in the Notes. No service charge shall be made for any registration, registration of transfer or exchange of Notes, but the Fiscal Agent may require payment of a sum sufficient to cover any stamp or other tax or governmental charge in connection therewith.

Section 5.    Terms and Conditions.

        The Fiscal Agent accepts its obligations herein set out upon the terms and conditions hereof, including the following, to all of which Hydro-Québec and the Guarantor agree:

        (a)   The Fiscal Agent shall receive from Hydro-Québec a duly certified copy of By-law No. 705 of Hydro-Québec authorizing (i) the execution, delivery and performance of this Agreement, and (ii) the execution and delivery of Notes in accordance herewith;

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        (b)   The Fiscal Agent shall receive from the Guarantor a duly certified copy of Order in Council No. 632-2003 of the Government of Québec approving the aforesaid Resolution and authorizing the Guarantee;

        (c)   In acting under this Agreement, the Fiscal Agent is acting solely as agent of Hydro-Québec and does not assume any obligation toward, or any relationship of agency or trust for or with, any of the holders of the Notes;

        (d)   Any order, certificate, notice, request, direction or other communication from Hydro-Québec made or given under any provision of this Agreement shall be sufficient if signed by any person whom the Fiscal Agent reasonably believes to be an Authorized Official;

        (e)   The Fiscal Agent shall be obliged to perform only such duties as are set out specifically herein, in the Administrative Procedures and the Notes and no implied duties, terms or conditions shall be read into this Agreement, the Administrative Procedures and the Notes; and

        (f)    The Fiscal Agent shall incur no liability hereunder except for loss sustained by reason of its gross negligence, willful misconduct or bad faith, or that of its directors, officers, employees or representatives.

Section 6.    Resignation; Removal; Successors.

        (a)   Except as provided below, the Fiscal Agent may at any time resign as Fiscal Agent by giving written notice to Hydro-Québec and the Guarantor of such intention on its part, specifying the date on which its desired resignation shall become effective, provided that such notice shall be given not fewer than ninety days prior to the said effective date unless Hydro-Québec otherwise agrees in writing. Except as provided below, the Fiscal Agent may be removed by the filing with it of an instrument in writing signed by Hydro-Québec specifying such removal and the date when it shall become effective. Such resignation or removal shall take effect only as provided in Section 6(c) below.

        (b)   If at any time the Fiscal Agent shall resign or be removed, or shall become incapable of acting or shall be adjudged bankrupt or insolvent, or an order is made or effective resolution is passed to wind up the Fiscal Agent, or if the Fiscal Agent shall file a voluntary petition in bankruptcy or make an assignment for the benefit of its creditors, or shall consent to the appointment of a receiver or administrator of all or any substantial part of its property or other similar official, or shall admit in writing its inability to pay or meet its debts as they mature, or if a receiver or administrator of the Fiscal Agent or of all or any substantial part of its property or other similar official shall be appointed, or if any order of any court shall be entered approving any petition filed by or against the Fiscal Agent under the provisions of any applicable bankruptcy or insolvency law, or if any public officer shall take charge or control of the Fiscal Agent or its property or affairs for the purpose of rehabilitation, conservation or liquidation, then a successor Fiscal Agent (which, to qualify as such, shall be a bank or trust company organized and doing business under the laws of Canada or the United States of America or of any State thereof, in good standing and having an established place of business in The City of New York and authorized under such laws to exercise corporate trust powers) shall be appointed by Hydro-Québec as hereinafter provided.

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        (c)   Any successor Fiscal Agent hereunder shall be appointed by Hydro-Québec by a written instrument signed by both Hydro-Québec and the successor Fiscal Agent. Upon payment to the predecessor Fiscal Agent of all previously unpaid amounts due in connection with the performance of its duties and obligations hereunder, and upon receipt by such predecessor Fiscal Agent of an executed copy of such signed, written instrument, (i) such predecessor Fiscal Agent shall become obliged to transfer and deliver, and such successor Fiscal Agent shall be entitled to receive, copies of any relevant records maintained by such predecessor Fiscal Agent, including all Notes then in the custody of the Fiscal Agent, the Register and all records of transfer and payment, together with an accounting for all Notes received by the Fiscal Agent pursuant to this Agreement, (ii) such successor Fiscal Agent without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor Fiscal Agent with like effect as if originally named the Fiscal Agent hereunder and (iii) such predecessor Fiscal Agent shall thereupon cease to be Fiscal Agent hereunder. If an instrument of acceptance by a successor Fiscal Agent shall not have been delivered to the Fiscal Agent, the Fiscal Agent may petition, at the expense of the Hydro-Quebec, any court of competent jurisdiction for the appointment of a successor Fiscal Agent.

        (d)   Any corporation into which the Fiscal Agent may be merged or converted, any corporation with which the Fiscal Agent may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Fiscal Agent shall be a party, or any corporation to which the Fiscal Agent may sell or otherwise transfer all or substantially all of its corporate trust assets or business shall, to the extent permitted by applicable law and provided that it shall be a responsible financial firm or institution having an established place of business in The City of New York, be the successor Fiscal Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto. Notice of any such merger, conversion or consolidation shall forthwith be given to Hydro-Québec and the Calculation Agent as designated in the Calculation Agency Agreement, dated June 2, 2004 between Hydro-Québec and BNY Trust Company of Canada.

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Section 7.    Meetings of Holders of Notes

        (a)   The Fiscal Agent shall, on receipt of a written request of Hydro-Québec or a written request signed in one or more counterparts by the holders of not less than 10% of the principal amount of the Notes then outstanding and upon being indemnified to its reasonable satisfaction by Hydro-Québec or the holders of Notes signing such request against the costs which may be incurred in connection with the calling and holding of such meeting, convene a meeting of the holders of Notes for any lawful purpose affecting their interests. If the Fiscal Agent fails to give notice convening such meeting within 30 days after receipt of such request and indemnity, Hydro-Québec or such holders of Notes, as the case may be, may convene such meeting. Every such meeting shall be held in The City of New York or such other place as may be approved or determined by the Fiscal Agent.

        (b)   At least 21 days' notice of any meeting shall be given to the holders of Global Notes or Certificated Notes, as the case may be, in the manner provided pursuant to the provisions under the heading "Notices" in the Notes and a copy thereof shall be sent by post to the Fiscal Agent unless the meeting has been called by it, and to Hydro-Québec, unless the meeting has been called by Hydro-Québec, and to the Guarantor. Such notice shall state the day, time, place and purpose of the meeting and the general nature of the business to be transacted thereat, and shall include a statement to the effect that, prior to 48 hours prior to the time fixed for the meeting, (i) in the limited circumstances in which Certificated Notes have been issued, those holders of Certificated Notes who deposit such Notes with the Fiscal Agent or any other person authorized for such purpose by the Fiscal Agent or Hydro-Québec or (ii) in the case of Notes being represented by the Global Notes, those persons recorded in the Register, shall be entitled to obtain voting certificates for appointing proxies, but it shall not be necessary for any such notice to set out the terms of any resolution to be proposed at such meeting or any other provisions.

        (c)   A holder of Notes may appoint any person by instrument in writing as the holder's proxy in respect of a meeting of the holders of Notes or any adjournment of such meeting, and such proxy shall have all rights of the holder of Notes in respect of such meeting. All notices of meetings to the holder of a Global Note shall contain a requirement that DTC must notify DTC participants and, if known, owners of beneficial interests in the Notes of the meeting in accordance with procedures established from time to time by DTC. The registered holders of Notes shall seek voting instructions on the matters to be raised at such meeting from DTC participants or, if known, from the owners of beneficial interests in the Notes in accordance with the applicable procedure of DTC. For greater certainty, it is acknowledged that none of Hydro-Québec, the Fiscal Agent, any clearing agency or any intermediary or participant shall be required to comply with the time limits set out in the applicable procedure of DTC but shall use all reasonable efforts to otherwise comply with such procedure and attempt to provide non-registered holders of Notes with meeting materials and voting rights as if such non-registered holders of Notes were registered holders thereof.

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        (d)   A person, who need not be a holder of Notes, nominated in writing by the Fiscal Agent shall be chairman of the meeting and if no person is so nominated or if the person so nominated is not present within 15 minutes from the time fixed for the holding of the meeting, the holders of Notes present in person or by proxy shall choose a person present to be chairman, and, failing such choice, Hydro-Québec may appoint a chairman.

        (e)   At a meeting of holders of Notes, a quorum shall consist of two or more holders of Notes present in person or by proxy who represent at least a majority in aggregate principal amount of the Notes at the time outstanding. If a quorum of the holders of Notes shall not be present within one-half hour after the time fixed for holding any meeting, the meeting, if convened by or at the request of holders of Notes, shall be dissolved, but if otherwise convened the meeting shall stand adjourned without notice to the same day in the next week (unless such day is not a business day in the place where the meeting is to take place in which case it shall stand adjourned until the next business day thereafter) at the same time and place unless the chairman shall appoint some other place, day or time of which not less than seven days' notice shall be given in the manner provided above. At any adjourned meeting called by Hydro-Québec or the Fiscal Agent two or more holders of Notes present in person or by proxy shall constitute a quorum and may transact the business for which the meeting was originally convened notwithstanding that they may not represent at least a majority in aggregate principal amount of the Notes then outstanding.

        (f)    The chairman of any meeting at which a quorum of the holders of Notes is present may, with the consent of the holder(s) of a majority in aggregate principal amount of the Notes represented thereat, adjourn any such meeting and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

        (g)   Every motion or question submitted to a meeting shall be decided by Extraordinary Resolution (as defined below) and in the first place by the votes given on a show of hands. At any such meeting, unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive of the fact. On any question submitted to a meeting when ordered by the chairman or demanded by a show of hands by one or more holders of Notes acting in person or by proxy and holding at least 2% in aggregate principal amount of the Notes then outstanding, a poll shall be taken in such manner as the chairman shall direct.

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        (h)   On a poll each holder of Notes present in person or represented by a proxy duly appointed by an instrument in writing shall be entitled to one vote in respect of each US$1,000 principal amount of Notes then held by such holder. A proxy need not be a holder of Notes. In the case of Notes held jointly, any one of the joint holders present in person or by proxy may vote in the absence of the other or others; but in case more than one of them be present in person or by proxy, only one of them may vote in respect of each US$1,000 principal amount of Notes of which they are joint holders.

        (i)    Hydro-Québec, the Guarantor and the Fiscal Agent by their respective officers, directors and representatives, and the legal advisors of Hydro-Québec, the Guarantor and the Fiscal Agent may attend any meeting of the holders of Notes, but shall have no vote as such.

        (j)    Subject to Section 18, in addition to all other powers conferred upon them by any other provision of this Agreement or by law, holders of Notes at a meeting shall have the following powers, any one or combination of which may be exercised from time to time by Extraordinary Resolution:

    (i)
    power to confirm any modification or amendment of this Agreement or the terms and conditions of the Notes proposed by Hydro-Québec;

    (ii)
    power to direct or authorize the Fiscal Agent to exercise any power, right, remedy or authority given to it by this Agreement or the Notes in any manner specified in such Extraordinary Resolution or to refrain from exercising any such power, right, remedy or authority;

    (iii)
    power to waive and direct the Fiscal Agent to waive any default on the part of Hydro-Québec in complying with any provisions of this Agreement or the Notes or to waive and direct the Fiscal Agent to waive future compliance with any provision or provisions of this Agreement or the Notes; and

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    (iv)
    power to repeal, modify or amend any Extraordinary Resolution previously passed by the holders of Notes;

provided, however, that no such modification nor amendment to this Agreement or to the terms and conditions of the Notes or any other action taken may, without the consent of the holder of each such Note affected thereby: (a) change the Stated Maturity or Interest Payment Date(s) of any such Note; (b) reduce the Principal Amount of or rate of interest on any such Note; (c) change the currency of payment of any such Note; (d) impair the right to institute suit for the enforcement of any payment on or with respect to such Note or the Guarantee; (e) reduce the percentage of the holders of Notes necessary to modify or amend this Agreement or the terms and conditions of the Notes or reduce the percentage of votes required for the taking of action or the quorum required at any meeting of holders of Notes; or (f) reduce the percentage of outstanding Notes necessary to waive any future compliance or past default.

        (k)   All actions that may be taken and all powers that may be exercised by the holders of Notes at a meeting held as hereinbefore provided may also be taken and exercised by the holders of not less than 66 2/3% of the aggregate principal amount of the Notes at the time outstanding by an instrument in writing signed in one or more counterparts and the expression "Extraordinary Resolution" when used in this Agreement shall include an instrument so signed.

        (l)    The term "Extraordinary Resolution" means a resolution proposed to be passed at a meeting of holders of Notes duly convened for the purpose and held in accordance with the provisions of this Agreement and passed by the affirmative vote of the holders of not less than 66 2/3% of the aggregate principal amount of the Notes represented at the meeting in person or by proxy or as an instrument in writing signed by the holders of not less than 66 2/3% of the aggregate principal amount of the outstanding Notes.

        (m)  Minutes of all resolutions and proceedings at every meeting of holders of Notes held in accordance with the provisions of this Agreement shall be made and entered in books to be from time to time provided for that purpose by the Fiscal Agent at the expense of Hydro-Québec and any such minutes, if signed by the chairman of the meeting at which such resolutions were passed or proceedings taken, or by the chairman of the next succeeding meeting of the holders of Notes, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting, in respect of the proceedings of which minutes shall have been made, shall be deemed to have been duly held and convened, and all resolutions passed and proceedings taken thereat to have been duly passed and taken.

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        (n) Every Extraordinary Resolution passed in accordance with the provisions of this Agreement at a meeting of holders of Notes shall be binding upon all the holders of Notes, whether present at or absent from such meeting, and every instrument in writing signed by holders of Notes in accordance with Section 7(k) shall be binding upon all the holders of Notes (whether or not a signatory). Subject to the provisions for its indemnity herein contained, the Fiscal Agent shall be bound to give effect accordingly to every such Extraordinary Resolution.

        (o) The Fiscal Agent, or Hydro-Québec with the approval of the Fiscal Agent, may from time to time make and from time to time vary such regulations as it shall from time to time deem fit:

    (i)
    for the deposit of instruments appointing proxies at such place as the Fiscal Agent, Hydro-Québec or the holders of Notes convening a meeting, as the case may be, may in the notice convening such meeting direct;

    (ii)
    for the deposit of instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be mailed or sent by any other means of recorded communication before the meeting to Hydro-Québec or to the Fiscal Agent at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting.

Any regulation so made shall be binding and effective and votes given in accordance therewith shall be valid and shall be counted. Save as such regulations may provide, the only persons who shall be entitled to vote at a meeting of holders of Notes shall be the holders thereof or their duly appointed proxies.

        (p) The powers and any combination of the powers in this Agreement stated to be exercisable by the holders of Notes by Extraordinary Resolution may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time shall not be deemed to exhaust the right of the holders of Notes to exercise such power or powers or combination of powers then or any power or powers or combination of powers thereafter from time to time.

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Section 8.    Responsibility of the Fiscal Agent; Indemnification.

        (a) Hydro-Québec agrees to indemnify and hold harmless the Fiscal Agent against all claims, actions, demands, damages, costs and losses (including all reasonable fees and expenses) arising out of or relating to the Fiscal Agent's duties as fiscal agent, registrar, transfer agent and principal paying agent for Hydro-Québec with respect to the Notes, except such as may result from the Fiscal Agent's gross negligence, willful misconduct or bad faith or that of its directors, officers, employees or representatives.

        (b) This Section shall remain operative and in full force and effect regardless of any termination of this Agreement or the resignation or removal of the Fiscal Agent.

Section 9.    Fees and Expenses.

        The Fiscal Agent shall be entitled to such compensation as may be agreed upon in writing with Hydro-Québec for all services rendered by the Fiscal Agent hereunder, and Hydro-Québec promises to pay such compensation and to reimburse the Fiscal Agent for the reasonable out-of-pocket expenses (including reasonable attorneys' fees and expenses) incurred by it in connection with the services rendered by it hereunder upon receipt of such invoices as Hydro-Québec shall reasonably require. If the Fiscal Agent shall cease to be the Fiscal Agent hereunder, it shall repay to Hydro-Québec the unearned portion, calculated on a pro rata basis, of said fee. Hydro-Québec will pay all stamp and other duties, if any, to which, under the laws of Québec, Canada or of the United States of America, this Agreement or the issuance of the Notes may be subject.

Section 10.    Instructions.

        (a) All instructions from Hydro-Québec or the Guarantor to the Fiscal Agent provided for in this Agreement shall be given by written instructions. Hydro-Québec or the Guarantor shall, as the case may be, confirm by telephone all instructions sent by telecopy.

        (b) Each of the Fiscal Agent and any agent appointed by the Fiscal Agent hereunder may consult with counsel of its choice and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in good faith and without gross negligence and in accordance with such opinion.

        (c) Each of the Fiscal Agent and any agent appointed by the Fiscal Agent hereunder shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any notice, direction, consent, certificate, affidavit, statement, or other paper or document believed by it, in good faith, to be genuine and to have been passed upon or signed by the proper parties thereto.

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        (d) The Fiscal Agent and any agent appointed by the Fiscal Agent hereunder and their respective officers, directors and employees may become the owners of, or acquire any interest in, any Notes, with the same rights that they would have if they were not the Fiscal Agent, such agent or such person, and may engage or be interested in any financial or other transaction with Hydro-Québec or the Guarantor, and may act on, or as depositary, trustee or agent for, any committee or body of holders of Notes or other obligations of Hydro-Québec or the Guarantor, as freely as if they were not the Fiscal Agent, such agent or such person.

        (e) Whenever in the administration of this Agreement the Fiscal Agent shall deem it desirable that a matter of fact be proved or established prior to taking, suffering or omitting any action hereunder, the Fiscal Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon a certificate signed by an Authorized Official and delivered to the Fiscal Agent as to such matter of fact.

        (f) The Fiscal Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the holders, unless such holders shall have offered to the Fiscal Agent security or indemnity satisfactory to the Fiscal Agent against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

        (g) The Fiscal Agent may appoint The Bank of New York, as attorney-in-fact, to execute the DTC Letter of Representations, and to take such action as is necessary to effectuate the transactions contemplated by this Agreement; and the Fiscal Agent shall be responsible for any willful misconduct or gross negligence on the part of The Bank of New York.

        (h) The rights, privileges, protections, immunities and benefits given to the Fiscal Agent hereunder, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Fiscal Agent in each of its capacities hereunder, and each agent, custodian and other person authorized to act hereunder.

Section 11.    Withholding Tax.

        In the event that any Canadian withholding tax shall become applicable to any Notes already issued or to be issued pursuant to this Agreement, then Hydro-Québec shall provide instructions to the Fiscal Agent with respect to the amount of withholding tax to be deducted at maturity, transfer or redemption.

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Section 12.    Notices.

        All communications hereunder shall be effective only on receipt, and shall be delivered or sent by letter or facsimile transmission (but in the case of communication by facsimile transmission, with subsequent confirmation by telephone) as follows:

  (a)
  to Hydro-Québec:

    Hydro-Québec
    75 René-Lévesque Boulevard West, Sixth Floor
    Montréal, Québec
    Canada H2Z 1A4
    Tel: (514) 289-4284
    Fax: (514) 289-5409
    Attention: Corporate Treasurer

  (b)
  to the Guarantor:

    Ministère des Finances
    Direction de la documentation financière et
    du Fonds de financement
    12, rue Saint-Louis
    Québec, Québec
    Canada G1R 5L3
    Tel.: (418) 643-8141
    Fax: (418) 643-4700
    Attention: Le directeur

  (c)
  to the Fiscal Agent:

    BNY Trust Company of Canada
    4 King Street West
    Suite 1101
    Toronto, Ontario M5H 1B6
    Tel.: (416) 933-8505
    Fax: (416) 360-1711
    Attention: Corporate Trust Department;
                      Senior Trust Officer

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Section 13.    Governing Law.

        This Agreement shall be governed by and construed in accordance with the laws of Québec and the laws of Canada applicable therein.

Section 14.    Counterparts.

        This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Section 15.    Benefit of Agreement.

        This Agreement is solely for the benefit of the parties hereto and their successors and assigns and no other person shall acquire or have any rights under or by virtue hereof.

Section 16.    Waiver of Jury Trial; Service of Process; Waiver of Immunity.

        Each of the Fiscal Agent, Hydro-Québec and the Guarantor hereby irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Nothing herein contained shall affect the right to serve process on Hydro-Québec or the Guarantor in any manner permitted by law. Hydro-Québec and the Guarantor hereby irrevocably consent to the fullest extent permitted by law to the giving of any relief including, without limitation, the making, enforcement or execution of any order or judgment made or given in connection with any proceedings arising out of or in connection with this Agreement and the Notes.

        Hydro-Québec and the Guarantor hereby appoint the person from time to time who holds the position of Delegate General of Québec in New York, One Rockefeller Plaza, 26th floor, New York, New York, 10020-2102, as their authorized agent (the "Authorized Agent") upon whom process may be served in any action by the Fiscal Agent and based upon this Agreement which may be instituted in any State or Federal court in The City of New York, and expressly accept the non-exclusive jurisdiction of any such court in respect of such action. Hydro-Québec and the Guarantor hereby irrevocably waive any immunity to service of process in respect of any such action to which the Authorized Agent might otherwise be entitled. Such appointment shall be irrevocable as long as any of the Notes remain outstanding, except that, if for any reason the Authorized Agent ceases to be able to act as agent or no longer has an address in The City of New York, Hydro-Québec and the Guarantor will appoint another person or persons in The City of New York, selected in their discretion, as Authorized Agent(s). Hydro-Québec and the Guarantor will take any and all action, including the filing of any and all documents and instruments that may be necessary to continue such appointment or appointments in full force and effect as aforesaid. Service of process upon the Authorized Agent, together with written notice of such service mailed or delivered to Hydro-Québec and to the Guarantor at their respective addresses set forth in Section 12, shall be deemed in every respect effective service of process upon Hydro-Québec and the Guarantor. Notwithstanding the foregoing, any action by the Fiscal Agent and based upon this Agreement may be instituted in any competent court in Québec. Each of Hydro-Québec and the Guarantor hereby waives, to the fullest extent permitted by applicable law, any immunity to jurisdiction to which it might otherwise be entitled in any action based on this Agreement which may be instituted as provided in this Section in any State or Federal court in The City of New York or in any competent court in Québec.

15

Section 17.    Severability.

        In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 18.    Amendments.

        This Agreement and the Notes may be amended by Hydro-Québec, the Guarantor and the Fiscal Agent without notice to, or the consent of, the holders of Notes, for the purposes of: (i) curing any ambiguity; (ii) curing, correcting or supplementing any defective provisions contained in this Agreement or the Notes; or (iii) in any other manner in which Hydro-Québec, the Guarantor and the Fiscal Agent, acting on the advice of independent counsel, may deem necessary or desirable and which will not be inconsistent with this Agreement or the Notes, and which, in the reasonable opinion of Hydro-Québec, the Guarantor and the Fiscal Agent, will not adversely affect the interests of the holders of Notes.

        This Agreement may also be amended by Extraordinary Resolution of the holders of the Notes as specified in Section 7 of this Agreement and under the heading "Modifications" in the Notes.

16

Section 19.    Force Majeure.

        In no event shall the Fiscal Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God; it being understood that the Fiscal Agent shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

17

Executed in The City of New York as of June 2, 2004.

HYDRO-QUÉBEC

By:	/s/ MICHEL ROBITAILLE Name: Michel Robitaille Title: Delegate General of Québec in New York
QUÉBEC

By:	/s/ MICHEL ROBITAILLE Name: Michel Robitaille Title: Delegate General of Québec in New York

We accept our appointment as Fiscal Agent on the foregoing terms and conditions.

As of the day and year first above written.

BNY TRUST COMPANY OF CANADA, as Fiscal Agent

By:	/s/ MARCIA REDWAY Name: Marcia Redway Title: Authorized Officer

EXHIBIT A

1 [This Note is a Global Note within the meaning of the Fiscal Agency Agreement hereinafter referred to and is registered in the name of a depositary or a nominee thereof. This Global Note may not be exchanged in whole or in part for a Note registered, and no transfer of this Global Note in whole or in part may be registered, in the name of any Person other than such depositary or a nominee thereof except in the limited circumstances described in the Fiscal Agency Agreement.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to Hydro-Québec or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

REGISTERED No.[2] [G]FXR - [3] [CUSIP]	REGISTERED $

HYDRO-QUÉBEC
4 [GLOBAL] MEDIUM-TERM NOTE
(Fixed Rate)

        The following summary of terms is subject to the information set forth on the reverse hereof.

  PRINCIPAL AMOUNT: US$
  ISSUE DATE:
  INTEREST RATE:
  INTEREST PAYMENT DATE(S):
  RECORD DATE(S):
  STATED MATURITY:
  REDEMPTION DATE(S):

1
Include for Global Notes.

2
Include for Global Notes.

3
Include for Global Notes.

Include for Global Notes.

  MINIMUM DENOMINATION TO BE REDEEMED (IF OTHER THAN US$1,000):
  INITIAL REDEMPTION PERCENTAGE:
  ANNUAL REDEMPTION PERCENTAGE REDUCTION:
  OPTIONAL REPAYMENT DATE(S):
  MINIMUM DENOMINATION TO BE REPAID (IF OTHER THAN US$1,000):
  ORIGINAL ISSUE DISCOUNT SECURITY:
          TOTAL AMOUNT OF OID:
          YIELD TO MATURITY:
          INITIAL ACCRUAL PERIOD OID:
  OTHER PROVISIONS:

HYDRO-QUÉBEC, for value received, hereby promises to pay to 5 [Cede & Co., as nominee of DTC] 6 [                             ] or registered assigns, the Principal Amount specified above at the Stated Maturity specified above and to pay interest thereon at a rate per annum equal to the Interest Rate specified above until the principal hereof is paid or duly made available for payment. Interest on this Note will accrue from, and including, the immediately preceding Interest Payment Date specified above in respect of which interest has been paid or duly provided for or, if no interest has been paid, from the Issue Date specified above to, but excluding, the next succeeding Interest Payment Date or, in respect of any part of the Principal Amount due at Maturity (as defined below), Maturity, as the case may be. Except as provided herein, Hydro-Québec will pay interest on the Interest Payment Date(s) specified above and in respect of any part of the Principal Amount due at Maturity, at Maturity commencing on the first Interest Payment Date next succeeding the Issue Date, unless the Issue Date occurs between a Record Date (as defined below) and the Interest Payment Date to which such Record Date pertains, in which case commencing on the Interest Payment Date following the next succeeding Record Date to the Holder (as defined below) on such next succeeding Record Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Note (or one or more predecessor Notes) is registered (the "Holder") in the register of the names and addresses of Holders of Notes (the "Note Register") maintained by the Fiscal Agent (as defined on the reverse hereof) at the close of business on the date fifteen calendar days prior to an Interest Payment Date (whether or not a Business Day (as defined on the reverse hereof) (a "Record Date"); provided, however, that interest payable at Maturity will be payable to the person to whom the part of the Principal Amount due at Maturity shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and may either be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Fiscal Agent, notice whereof shall be given to Holders of Notes of this series not less than ten days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Note may be listed, and upon such notice as may be required by such exchange.

Include for Global Notes.

Include for Certificated Notes.

Upon presentation of this Note at Maturity at the corporate trust office of The Bank of New York maintained for that purpose in The City of New York, or at such other office or agency of Hydro-Québec maintained by it in The City of New York for the purpose of making such payments, payment of the principal of this Note and premium, if any, and interest due at Maturity will be made to the Holder of this Note at Maturity in immediately available funds.7 [Payments of interest, other than at Maturity, on this Note will be made by check mailed to the address of such Holder as it appears in the Note Register. A Holder of US$10,000,000 or more in aggregate principal amount of Notes (whether having identical or different terms and provisions) shall be entitled to receive payments of interest, other than at Maturity, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Fiscal Agent not less than ten days prior to the applicable Interest Payment Date.] Payment of the principal of and premium, if any, and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Fiscal Agent by manual signature, this Note shall not be entitled to any benefit under the Fiscal Agency Agreement or be valid or obligatory for any purpose.

Include for Certificated Notes.

SIGNED ON BEHALF OF HYDRO-QUÉBEC.
Dated:
Authorized Official

FISCAL AGENT'S CERTIFICATE OF AUTHENTICATION
This is one of the Notes referred to in the within-mentioned Fiscal Agency Agreement.
BNY TRUST COMPANY OF CANADA, as Fiscal Agent

Authorized Officer

HYDRO-QUÉBEC
MEDIUM-TERM NOTE
FIXED RATE

Terms and Conditions

General

This Note is one of a duly authorized issue of Medium-Term Notes (the "Notes"), Due Nine Months or More from Date of Issue, as selected by the purchaser and agreed to by Hydro-Québec. The Notes are issuable under a fiscal agency agreement, dated as of June 2, 2004 (the "Fiscal Agency Agreement"), among Hydro-Québec, Québec and BNY Trust Company of Canada, as fiscal agent (the "Fiscal Agent", which term shall include, unless the context otherwise requires, its successors and assigns), in an aggregate initial offering price of up to US$3,000,000,000 at any one time outstanding. This amount of Notes includes up to US$2,000,000,000 of debt securities that Hydro-Québec has registered with the Securities and Exchange Commission pursuant to Registration Statements Nos. 33-76074 and 333-112298 for offer and sale in the United States. The foregoing limits may be increased by Hydro-Québec if in the future it determines that it may wish to sell additional Notes. The Fiscal Agency Agreement may be amended from time to time in accordance with the terms thereof, but any such amendment will not adversely affect the rights of the Holder hereunder.

As used herein, "Maturity", when used with respect to this Note, means the date on which the Principal Amount of this Note or any installment of the principal hereof becomes due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

Payments

  General

Interest payments for this Note will be computed and paid on the basis of a 360-day year of twelve 30-day months. For purposes of disclosure under the Interest Act (Canada), the yearly rate of interest which is equivalent to the rate of interest payable on this Note is the Interest Rate specified on the face hereof multiplied by the number of days in the year and divided by 360.

If any Interest Payment Date or Maturity falls on a day that is not a Business Day, the required payment of principal, premium, if any, or interest will be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or at Maturity and no interest shall accrue for the period from and after such Interest Payment Date or Maturity, as the case may be, to such next succeeding Business Day. As used herein, "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or executive order to close in The City of New York.

  Original Issue Discount Note

If this Note is designated on the face hereof as an Original Issue Discount Note, then, notwithstanding anything to the contrary contained in this Note, upon the redemption, repayment or acceleration of the Stated Maturity of this Note there shall be payable, in lieu of the Principal Amount due at the Stated Maturity hereof, an amount equal to the Amortized Face Amount of this Note. The "Amortized Face Amount" shall be the amount equal to (i) the Issue Price (as defined below) of this Note, plus (ii) that portion of the difference between the Issue Price and the Principal Amount of this Note that has been amortized at the Stated Yield (as defined below) of this Note (computed in accordance with generally accepted United States bond yield computation principles) at the date as of which the Amortized Face Amount is calculated, but in no event shall the Amortized Face Amount exceed the Principal Amount of this Note. As used in the previous sentence "Issue Price" means the Principal Amount of this Note less the Total Amount of OID of this Note specified on the face hereof and the "Stated Yield" of this Note means the Yield to Maturity specified on the face hereof (or if not so specified, the Yield to Maturity compounded semi-annually and computed in accordance with generally accepted United States bond yield computation principles) for the period from the Issue Date of this Note to the Stated Maturity hereof on the basis of its Issue Price and Principal Amount.

  Redemption at the Option of Hydro-Québec

If one or more Redemption Dates (or ranges of such dates) is specified on the face hereof, this Note is subject to redemption upon not less than thirty days' and not more than sixty days' prior notice by mail, on any such date (or during any such range) as a whole, or from time to time in part, in increments of US$1,000 or such other minimum denomination specified on the face hereof (provided that any remaining Principal Amount hereof shall be at least US$1,000 or such other minimum denomination), at the election of Hydro-Québec, at the Redemption Price (as defined below) together with accrued interest to the Redemption Date; but any interest payment due on an Interest Payment Date falling on or prior to the Redemption Date will be payable to the Holder hereof (or one or more predecessor Notes) of record at the close of business on the Record Date pertaining to such Interest Payment Date. If applicable, the "Redemption Price" for any such redemption shall be equal to the Initial Redemption Percentage specified on the face hereof (as adjusted by the Annual Redemption Percentage Reduction specified on the face hereof, if applicable) multiplied by the portion of the Principal Amount hereof (or, if this Note is an Original Issue Discount Note, the portion of the Amortized Face Amount hereof) to be redeemed; provided, however, that in no event shall the Redemption Price be less than 100% of the portion of the Principal Amount hereof (or, if this Note is an Original Issue Discount Note, the portion of the Amortized Face Amount hereof) to be redeemed.

Notice of redemption having been given as aforesaid, this Note (or the portion of the Principal Amount hereof so to be redeemed) shall, on the Redemption Date, become due and payable at the Redemption Price herein specified, and from and after such date (unless Hydro-Québec shall default in the payment of the Redemption Price and accrued interest) shall cease to bear interest.

In the case of any partial redemption at the election of Hydro-Québec of Notes, the Notes of a particular tenor to be redeemed shall be selected by the Fiscal Agent not more than sixty days prior to the Redemption Date by such method as the Fiscal Agent shall deem fair and appropriate and which may provide for the selection for redemption of portions of the Principal Amount of Notes. In the event of any redemption of this Note in part only, a new Note or Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof, provided that such unredeemed portion shall be an authorized denomination for Notes of this series.

  Repayment at the Option of Holder

If one or more Optional Repayment Dates (or ranges of such dates) is specified on the face hereof, this Note is subject to repayment on any such date (or during any such range) or, if such date is not a Business Day, on the first Business Day following such date, as a whole or from time to time in part, in increments of US$1,000 or such other minimum denomination specified on the face hereof (provided that any remaining Principal Amount hereof shall be at least US$1,000 or such other minimum denomination), at the election of the Holder hereof at the Repayment Price (as defined below) together with accrued interest thereon to the Optional Repayment Date, but any interest payment due on an Interest Payment Date falling on or prior to the Optional Repayment Date will be payable to the Holder hereof of record at the close of business on the Record Date pertaining to such Interest Payment Date. Such election shall be effected by the Holder hereof delivering to Hydro-Québec at the corporate trust office of The Bank of New York in The City of New York not less than thirty nor more than sixty days prior to the date on which this Note is to be repaid, or during such other notice period specified on the face hereof, a notice requesting such repayment in the form prescribed below and specifying the date upon which this Note is to be repaid. Any notice given by a Holder pursuant to this paragraph shall consist of this Note with the form entitled "Option to Elect Repayment" set forth of the end of this Note duly completed. Exercise of the repayment option by the Holder hereof will be irrevocable. Unless otherwise specified on the face hereof, the "Repayment Price" for any such repayment shall be 100% of the portion of the Principal Amount hereof (or, if this Note is an Original Issue Discount Note, the portion of the Amortized Face Amount hereof) to be repaid.

Status of the Notes and the Guarantee

The Notes shall be direct, unsecured and unconditional obligations of Hydro-Québec. The Notes shall rank equally among themselves and with all other unsecured debt securities issued by Hydro-Québec and outstanding on the date hereof or issued hereafter.

Québec (the "Guarantor") will unconditionally guarantee the due and punctual payment of the principal of, premium, if any, and interest on the Notes, upon default in payment by Hydro-Québec, when and as the same shall respectively become due and payable, at Stated Maturity, upon call for redemption prior to Maturity, by acceleration or otherwise (such guarantee by the Guarantor is hereinafter referred to as the "Guarantee"). The Guarantee will be a direct, unconditional and unsecured obligation of Québec and will rank equally in right of payment with all other unsecured obligations for borrowed money of Québec outstanding at the date hereof or in the future.

Form, Denomination and Registration

        8 [The Notes will be issued in the form of one or more fully registered Global Notes registered in the name of Cede & Co., as nominee of DTC and held by the Fiscal Agent as custodian for DTC (the "Custodian"). The Notes will only be sold] 9 [The Notes are fully registered, without coupons,] in authorized denominations of US$1,000 and any integral multiple of US$1,000 in excess thereof.

The Fiscal Agent has been appointed registrar for the Notes, and Hydro-Québec will cause the Fiscal Agent to maintain a Note Register for the registration and transfer of Notes.

10 [Owners of beneficial interests in this Note will not, except in the limited circumstances described herein, be entitled to receive certificates representing the Notes ("Certificated Notes") or to have Notes registered in their names, and will not be considered holders thereof under the Fiscal Agency Agreement. Unless and until it is exchanged in whole or in part for Certificated Notes, this Note may not be transferred except as a whole by DTC to a nominee of DTC, by a nominee of DTC to DTC or another nominee of DTC, or by DTC or the nominee of DTC to a successor of DTC or a nominee of such successor.]

Include for Global Notes.

Include for Certificated Notes.

Include for Global Notes.

11 [This Note may be transferred at the aforesaid corporate trust office of The Bank of New York by surrendering this Note for cancellation, accompanied by a written instrument of transfer in form approved by Hydro-Québec and duly executed by the Holder hereof in person or by the Holder's attorney duly authorized in writing, and thereupon the Fiscal Agent shall issue in the name of the transferee or transferees, in exchange herefor, a new Note or Notes in an equal aggregate Principal Amount and in authorized denominations, subject to the terms and conditions set forth herein.

The Notes are exchangeable at said office for other Notes of like tenor in other authorized denominations and in an equal aggregate Principal Amount. All such exchanges of Notes will be free of charge, but Hydro-Québec may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. The date of registration of any Note delivered upon any exchange or transfer of Notes shall be such that no gain or loss of interest results from such exchange or transfer. The Fiscal Agent shall not be required to make any transfers, registrations or exchanges of Notes for a period of fifteen days preceding any Interest Payment Date.]

In the event of any redemption of Notes at the election of Hydro-Québec, the Fiscal Agent shall not be required to (i) issue, register the transfer of or exchange Notes of like tenor during a period beginning at the opening of business fifteen days before any selection of such Notes to be redeemed and ending at the close of business on the day of mailing of the relevant notice of redemption, or (ii) register the transfer of or exchange this Note, or, except in the case of a partial redemption, the unredeemed portion of this Note. Following the exercise of any repayment option by the Holder hereof, the Fiscal Agent shall not be required to issue, register the transfer of or exchange that portion of this Note with respect to which such option has been exercised.

12 [Subject to the foregoing, this Note is not exchangeable, except for a Global Note or Global Notes in an equal aggregate Principal Amount to be registered in the name of DTC or its nominee.

Include for Certificated Notes.

Include for Global Notes.

Certificated Notes

No owner of a beneficial interest in this Note will be entitled to receive a Certificated Note in definitive form except in the limited circumstances described herein.

The Notes represented by this Note are exchangeable for Certificated Notes of like tenor as such Notes in denominations of US$1,000 and integral multiples thereof only if DTC (i) notifies Hydro-Québec that it is unwilling or unable to continue as depositary in connection with the Global Notes; (ii) ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, at a time when it is required to be and a successor depositary is not appointed by Hydro-Québec within 90 days after receiving the notice or becoming aware that DTC is no longer so registered; or (iii) acting on direct or indirect instructions of one or more Holders or any beneficial owner of an interest in this Note, requests in writing from Hydro-Québec the exchange, in whole or in part, of this Note for Certificated Notes, but only after an event of default entitling the Holders to give Hydro-Québec written notice that such Holders elect to declare the Principal Amount of the Notes held by them and represented by this Note to be due and payable has occurred and is continuing; provided that if DTC is unwilling or does not promptly make such request to Hydro-Québec, then any beneficial owner of an interest in this Note shall be entitled to make such request with respect to such interest. Hydro-Québec may also at any time and in its sole discretion notify the Fiscal Agent that all the Notes held in the form of the Global Notes are to be exchanged for Certificated Notes and, in such event, Hydro-Québec shall issue or cause to be issued Certificated Notes upon registration of, transfer of, or in exchange for such Global Notes. The date of registration of any Certificated Note delivered upon any exchange or transfer of a Global Note shall be such that no gain or loss of interest results from such exchange or transfer. The Fiscal Agent shall not be required to make any transfers, registrations or exchanges of Global Notes for a period of fifteen days preceding any Interest Payment Date.

In respect of any such issuance of Certificated Notes, (i) Hydro-Québec shall promptly provide the Fiscal Agent with a sufficient number of Certificated Notes in blank form to proceed with such issuance, (ii) DTC shall cause this Note to be delivered by the Custodian to the Fiscal Agent and provide the Fiscal Agent with the necessary registration information for such Certificated Notes, (iii) the Fiscal Agent shall authenticate and deliver such Certificated Notes in an aggregate principal amount equal to the principal amount of this Note to be exchanged for such Certificated Notes, (iv) the Fiscal Agent shall cancel this Note and, in the case of a partial exchange, issue and deliver to or to the order of DTC a new Global Note in an aggregate principal amount equal to the unexchanged portion of this Note partially exchanged for Certificated Notes and (v) the Fiscal Agent shall reduce accordingly the holdings of the Holder on the Register. Such Certificated Notes shall be delivered as directed by the persons in whose names such Certificated Notes are to be registered. All Notes represented by Certificated Notes issued upon any such issuance in exchange for the Notes represented by this Note shall have the Guarantee of the Guarantor endorsed thereon (which Guarantee shall be a valid obligation of Québec), shall be a valid obligation of Hydro-Québec, shall be entitled to the same benefits under the Fiscal Agency Agreement as the Global Notes, and shall be so exchanged without charge to the Fiscal Agent, DTC or the transferee. On or after any such exchange, the Fiscal Agent shall direct all payments in respect of such Certificated Notes to the registered holders thereof, including when such exchange occurred after the record date for any payment and prior to the date of such payment.

Hydro-Québec expressly acknowledges that if a Certificated Note is not promptly issued to a beneficial owner of an interest in this Note as contemplated herein, then such beneficial owner shall be entitled to pursue any remedy under the Fiscal Agency Agreement, the Note or applicable law with respect to the portion of this Note that represents such beneficial owner's interest as if such Certificated Note had been issued.

Title

Subject to applicable law and the terms of the Fiscal Agency Agreement, Hydro-Québec, the Guarantor and the Fiscal Agent will deem and treat the persons in whose name the Global Notes are registered, initially Cede & Co., as the absolute owners thereof for all purposes whatsoever notwithstanding any notice to the contrary. All payments to or on the order of the Holder shall be valid and effectual to discharge the liability of Hydro-Québec, the Guarantor and the Fiscal Agent on the Notes to the extent of the sum or sums so paid.]

Events of Default

In the event that (i) Hydro-Québec shall default in the payment of principal of or premium or interest on this Note as the same shall become due and payable, and such default shall continue for a period of 30 days, or (ii) default shall be made in the due performance or observance by Hydro-Québec of any covenant or agreement contained in the Notes, other than the payment of principal, premium or interest, or in the Fiscal Agency Agreement, and such default shall continue for a period of 60 days, or (iii) Hydro-Québec shall default in the payment of any principal of or premium or interest on any indebtedness (direct or under a guarantee) for borrowed money, other than the Notes, as the same shall be due and payable, and such default shall continue for a period of 30 days, provided that the foregoing shall not be taken into account so long as the aggregate principal amount of all such indebtedness (direct or under a guarantee) for borrowed money with respect to which the foregoing has occurred does not exceed US$50,000,000 (or its equivalent in other currencies), then at any time thereafter and during the continuance of such default the Holder of this Note (or its proxy) may deliver or cause to be delivered to Hydro-Québec at its registered office in Montreal, Québec, Canada (with a copy to the Fiscal Agent) a written notice that such Holder elects to declare the principal of the Notes held by him (the serial number or numbers 13 [of the Global Note representing such Notes and the Principal Amount of the Notes owned by him and the subject of such declaration] being set forth in such notice) to be due and payable and, in the cases falling within either (i) or (iii) above, on the 15th day after delivery of such notice, or, in the cases falling within (ii) above, on the 30th day after delivery of such notice, the principal of the Notes referred to in such notice plus any premium and accrued interest thereon shall become due and payable, unless prior to that time all such defaults theretofore existing shall have been cured.

Include for Global Notes.

Modification

The Fiscal Agency Agreement and the Notes may be amended by Hydro-Québec, the Guarantor and the Fiscal Agent without notice to, or the consent of, the holder of any Note, for the purpose of (i) curing any ambiguity; (ii) curing, correcting or supplementing any defective provisions contained therein; or (iii) in any other manner which Hydro-Québec, the Guarantor and the Fiscal Agent, acting on the advice of independent counsel, may deem necessary or desirable and which will not be inconsistent with the Notes and which in the reasonable opinion of Hydro-Québec, the Guarantor and the Fiscal Agent will not adversely affect the interests of the holders of Notes.

The Fiscal Agency Agreement contains provisions for convening meetings of registered holders of Notes to modify or amend by Extraordinary Resolution (as defined in the Fiscal Agency Agreement) the Fiscal Agency Agreement (except as provided in the immediately preceding paragraph) and the Notes (including the terms and conditions thereof) or waive future compliance therewith or past default thereon by Hydro-Québec. An Extraordinary Resolution duly passed at any such meeting shall be binding on all holders of Notes, whether present or not; provided, however, that no such modification or amendment to the Fiscal Agency Agreement or to the terms and conditions of the Notes or any other action taken may, without the consent of the holder of each such Note affected thereby: (a) change the Stated Maturity or the Interest Payment Date(s) of any such Note; (b) reduce the Principal Amount of or rate of interest on any such Note; (c) change the currency of payment of any such Note; (d) impair the right to institute suit for the enforcement of any payment on or with respect to such Note or the Guarantee; (e) reduce the percentage of the holders of Notes necessary to modify or amend the Fiscal Agency Agreement or the terms and conditions of the Notes or reduce the percentage of votes required for the taking of action or the quorum required at any meeting of holders of Notes; or (f) reduce the percentage of outstanding Notes necessary to waive any future compliance or past default.

Future Holders

Any action by the Holder of this Note shall bind all future Holders of this Note, and of any Note issued in exchange or substitution herefor or in place hereof, in respect of anything done or permitted by Hydro-Québec or by the Fiscal Agent in pursuance of such action.

Notices

All notices to the Holders of Global Notes will be given in writing mailed, first-class postage prepaid, to each Holder at each Holder's address as it appears in the Note Register. Any such notice shall be deemed to have been given on the date of such mailing.

However, when Certificated Notes are outstanding, all notices to the Holders of Notes will be published in English in New York, New York in The Wall Street Journal. If at any time publication in such newspaper is not practicable, notices will be valid if published in an English language newspaper with general circulation in such market as Hydro-Québec, with the approval of the Fiscal Agent, shall determine. Any such notice shall be deemed to have been given on the date of such publication or, if published more than once or on different dates, on the first date on which publication is made.

Office or Agency of Hydro-Québec

So long as this Note shall be outstanding, Hydro-Québec will maintain an office or agency for the payment of the principal of and premium, if any, and interest on this Note as herein provided in The City of New York, an office or agency in The City of New York for the transfer and exchange as aforesaid of the Notes and an office or agency in either The City of New York or Toronto, Ontario for the registration as aforesaid of the Notes. Hydro-Québec may designate other agencies for the payment of said principal and premium, if any, and interest at such place or places (subject to applicable laws and regulations) as Hydro-Québec may decide. So long as there shall be a Fiscal Agent, Hydro-Québec shall keep the Fiscal Agent advised of the names and locations of such agencies, if any are so designated.

No recourse under or upon any covenant contained in this Note or because of the creation of the indebtedness represented hereby shall be had against any official or other representative, past, present or future, as such, of Hydro-Québec whether by virtue of any statute or rule of law or by the enforcement of any assessment or penalty or otherwise, it being expressly agreed and understood that this Note is solely the obligation of Hydro-Québec and that no personal liability whatever shall attach to or be incurred by any such officials or other representatives, as such, because of the execution of this Note.

Prescription

Under current Québec law, Hydro-Québec's obligation to make any payment on the Notes shall be extinguished three years after the date such payment is due unless such right to payment is judicially exercised prior to the expiration of such three-year period.

Governing Law

The Fiscal Agency Agreement, the Notes and the Guarantee shall be construed in accordance and governed by the laws of Québec and the laws of Canada applicable therein.

Hydro-Québec and Québec irrevocably consent to the fullest extent permitted by law to the giving of any relief (including, without limitation, the making or enforcement of any order or judgment) made or given in connection with any proceedings arising out of or in connection with the Fiscal Agency Agreement, the Notes and the Guarantee.

U.S. Dollars

Reference in this Note to "U.S. dollars" is to the currency of the United States of America.

OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably requests and instructs Hydro-Québec to repay the within Note (or portion thereof specified below) pursuant to its terms at the Repayment Price, to the undersigned at:

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF THE UNDERSIGNED)

If less than the entire Principal Amount of the within Note is to be repaid, specify the portion thereof which the Holder elects to have repaid:

;

14 [and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the Holder for the portion of the within Note not being repaid (in the absence of any such specification,] one such 15 [Global] Note will be issued for the portion not being repaid 16 [)]:

..
Dated:
NOTICE: This signature on this Option to Elect Repayment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement.

Include for Certificated Notes.

Include for Global Notes.

Include for Certificated Notes.

GUARANTEE BY QUÉBEC

By virtue of the powers conferred by the Parlement du Québec and of the authorization of the Gouvernement du Québec under Order in Council No 632-2003 dated June 4, 2003, as such Order in Council may be further amended or replaced, Québec hereby irrevocably and unconditionally guarantees to the holder of this Note and pledges its full faith and credit for the due and punctual payment, upon default in payment by Hydro-Québec, of the principal of this Note and premium, if any, and the interest thereon, as and when the same shall respectively become due and payable (without taking into account any applicable grace period or notice period set out in the terms and conditions of the Notes), whether at stated maturity, upon previous call for redemption or by acceleration or otherwise; and hereby expressly waives the benefits of discussion and division and any prior notice or protest to, demand upon or action against Hydro-Québec or Québec.

This Guarantee shall be construed in accordance with, and governed by, the laws of Québec and the laws of Canada applicable therein.

Québec irrevocably consents to the fullest extent permitted by law to the giving of any relief (including, without limitation, the making or enforcement of any order or judgment) made or given in connection with any proceedings arising out of or in connection with this Guarantee.

Dated as of

Executed in The City of New York on behalf of Québec.

QUÉBEC
By:
Authorized Signatory

EXHIBIT B

17[This Note is a Global Note within the meaning of the Fiscal Agency Agreement hereinafter referred to and is registered in the name of a depositary or a nominee thereof. This Global Note may not be exchanged in whole or in part for a Note registered, and no transfer of this Global Note in whole or in part may be registered, in the name of any Person other than such depositary or a nominee thereof except in the limited circumstances described in the Fiscal Agency Agreement.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to Hydro-Québec or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

REGISTERED	REGISTERED
No. [18][G]FLR —	$
[19][CUSIP]

HYDRO-QUÉBEC
20[GLOBAL] MEDIUM-TERM NOTE
(Floating Rate)

        The following summary of terms is subject to the information set forth on the reverse hereof.

  PRINCIPAL AMOUNT:
  ISSUE DATE:
  REFERENCE RATE:
  SPREAD:
  SPREAD MULTIPLIER:
  INITIAL INTEREST RATE:
  MAXIMUM INTEREST RATE:

Include for Global Notes.

Include for Global Notes.

19
Include for Global Notes.

Include for Global Notes.

  MINIMUM INTEREST RATE:
  INTEREST PAYMENT DATE(S):
  INTEREST PAYMENT PERIOD:
  INTEREST RESET DATE(S):
  INTEREST RATE RESET PERIOD:
  INTEREST DETERMINATION DATE(S):
  CALCULATION DATE(S):
  INDEX MATURITY:
  CALCULATION AGENT:
  RECORD DATE(S):
  STATED MATURITY:
  REDEMPTION DATE(S):
  MINIMUM DENOMINATION TO BE REDEEMED (IF OTHER THAN US$1,000):
  INITIAL REDEMPTION PERCENTAGE:
  ANNUAL REDEMPTION PERCENTAGE REDUCTION:
  OPTIONAL REPAYMENT DATE(S):
  MINIMUM DENOMINATION TO BE REPAID (IF OTHER THAN US$1,000):
  ORIGINAL ISSUE DISCOUNT SECURITY:
                  TOTAL AMOUNT OF OID:
                  YIELD TO MATURITY:
                  INITIAL ACCRUAL PERIOD OID:
  OTHER PROVISIONS:

        HYDRO-QUÉBEC, for value received, hereby promises to pay to 21[Cede & Co., as nominee of DTC]
22[                                      ] or registered assigns, the Principal Amount specified above at the Stated Maturity specified above and to pay interest thereon at a rate per annum equal to the Initial Interest Rate specified above until the first Interest Reset Date specified above following the Issue Date specified above and thereafter at a rate determined in accordance with the provisions on the reverse hereof under the heading "Determination of CD Rate", "Determination of CMT Rate", "Determination of Commercial Paper Rate", "Determination of Federal Funds Rate", "Determination of LIBOR", "Determination of Prime Rate" or "Determination of Treasury Rate", depending upon whether the Reference Rate specified above is CD Rate, CMT Rate, Commercial Paper Rate, Federal Funds Rate, LIBOR, Prime Rate or Treasury Rate, until the principal hereof is paid or duly made available for payment. Interest on this Note will accrue from, and including, the immediately preceding Interest Payment Date specified above in respect of which interest has been paid or duly provided for or, if no interest has been paid, from the Issue Date specified above to, but excluding, the next succeeding Interest Payment Date or, in respect of any part of the Principal Amount due at Maturity (as defined below), Maturity, as the case may be, except that the interest payment at Maturity will include interest accrued to but excluding such date. Except as provided herein, Hydro-Québec will pay interest monthly, quarterly, semi-annually or annually as specified above under "Interest Payment Period", commencing with the first Interest Payment Date specified above next succeeding the Issue Date, unless the Issue Date occurs between a Record Date and the Interest Payment Date to which such Record Date pertains, in which case commencing on the Interest Payment Date following the next succeeding Record Date and in respect of any part of the Principal Amount due at Maturity, at Maturity. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Note (or one or more predecessor Notes) is registered (the "Holder") in the register of the names and addresses of Holders of Notes (the "Note Register") maintained by the Fiscal Agent (as defined on the reverse hereof) on behalf of Hydro-Québec at the close of business on the date fifteen calendar days prior to an Interest Payment Date (whether or not a Business Day (as defined on the reverse hereof) (a "Record Date"); provided, however, that interest payable at Maturity will be payable to the person to whom the part of the Principal Amount due at Maturity shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and may either be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Fiscal Agent, notice whereof shall be given to Holders of Notes of this series not less than ten days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Note may be listed, and upon such notice as may be required by such exchange.

Include for Global Notes.

Include for Certificated Notes.

Upon presentation of this Note at Maturity at the corporate trust office of The Bank of New York maintained for that purpose in The City of New York, or at such other office or agency of Hydro-Québec maintained by it in The City of New York for the purpose of making such payments, payment of the principal of this Note and premium, if any, and interest due at Maturity will be made to the Holder of this Note at Maturity in immediately available funds. 23[Payments of interest, other than at Maturity, on this Note are to be made by check mailed to the address of such Holder as it appears in the Note Register. A Holder of US$10,000,000 or more in aggregate principal amount of Notes (whether having identical or different terms and provisions) shall be entitled to receive payments of interest, other than at Maturity, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Fiscal Agent not less than ten days prior to the applicable Interest Payment Date.] Payment of the principal of and premium, if any, and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts.

Include for Certificated Notes.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Fiscal Agent by manual signature, this Note shall not be entitled to any benefit under the Fiscal Agency Agreement or be valid or obligatory for any purpose.

SIGNED ON BEHALF OF HYDRO-QUÉBEC.

Dated:
Authorized Official

FISCAL AGENT'S CERTIFICATE
OF AUTHENTICATION

This is one of the Notes referred to in the
within-mentioned Fiscal Agency Agreement.

BNY TRUST COMPANY OF CANADA, as Fiscal Agent

Authorized Officer

HYDRO-QUÉBEC
MEDIUM-TERM NOTE
FLOATING RATE

Terms and Conditions

General

This Note is one of a duly authorized issue of Medium-Term Notes (the "Notes"), Due Nine Months or More from Date of Issue, as selected by the purchaser and agreed to by Hydro-Québec. The Notes are issuable under a fiscal agency agreement, dated as of June 2, 2004 (the "Fiscal Agency Agreement"), among Hydro-Québec, Québec and BNY Trust Company of Canada, as fiscal agent (the "Fiscal Agent", which term shall include, unless the context otherwise requires, its successors and assigns), in an aggregate initial offering price of up to US$3,000,000,000 at any one time outstanding. This amount of Notes includes up to US$2,000,000,000 of debt securities that Hydro-Québec has registered with the Securities and Exchange Commission pursuant to Registration Statements Nos. 33-76074 and 333-112298 for offer and sale in the United States. The foregoing limits may be increased by Hydro-Québec if in the future it determines that it may wish to sell additional Notes. The Fiscal Agency Agreement may be amended from time to time in accordance with the terms thereof, but any such amendment will not adversely affect the rights of the Holder hereunder.

As used herein, "Maturity", when used with respect to this Note, means the date on which the Principal Amount of this Note or any installment of the principal hereof becomes due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

Interest

  General

Commencing with the first Interest Reset Date specified on the face hereof following the Issue Date, the rate at which interest on this Note is payable shall be adjusted daily, weekly, monthly, quarterly, semi-annually or annually as specified on the face hereof under "Interest Reset Period"; provided, however, that the interest rate in effect for the period from the Issue Date to the first Interest Reset Date will be the Initial Interest Rate. If any Interest Reset Date would otherwise be a day that is not a Business Day (as defined below), such Interest Reset Date shall be postponed to the next succeeding day that is a Business Day, except that in the case the Reference Rate is LIBOR, if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. The interest rate applicable to an Interest Reset Period commencing on the related Interest Reset Date will be determined by reference to the applicable Reference Rate as of the particular "Interest Determination Date", which, unless otherwise specified on the face hereof, will be: (i) with respect to the Commercial Paper Rate, Federal Funds Rate and the Prime Rate, the Business Day immediately preceding the related Interest Reset Date; (ii) with respect to the CD Rate and the CMT Rate, the second Business Day preceding the related Interest Reset Date; (iii) with respect to LIBOR, the second London Business Day (as defined below) preceding the related Interest Reset Date; and (iv) with respect to the Treasury Rate, the day in the week in which the related Interest Reset Date falls on which day Treasury Bills (as defined below) are usually auctioned (i.e., Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, except that the auction may be held on the preceding Friday); provided, however, that if an auction is held on the Friday of the week preceding the related Interest Reset Date, the Interest Determination Date will be the preceding Friday.

If the interest rate of this Note is determined with reference to two or more Reference Rates, the Interest Determination Date will be the latest Business Day which is at least two Business Days before the related Interest Reset Date on which each Reference Rate is determinable.

Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date, the rate of interest payable on this Note shall equal the Reference Rate specified on the face hereof, determined in accordance with the provisions of the applicable heading below, plus or minus the Spread, if any, specified on the face hereof or multiplied by the Spread Multiplier, if any, specified on the face hereof.

Determination of CD Rate.    If the Reference Rate is CD Rate, the CD Rate shall equal the rate on the Interest Determination Date specified on the face hereof for negotiable certificates of deposit for the period of the Index Maturity specified on the face hereof as published in H.15(519) (as defined below) under the heading "CDs (secondary market)" or any replacement heading on that service.

If such rate is not published in H.15(519) by 3:00 P.M., New York City time, on the Calculation Date (as specified on the face hereof) pertaining to such Interest Determination Date, then the CD Rate shall be the rate set forth in H.15 Daily Update (as defined below) for that Interest Determination Date in respect of certificates of deposit having the Index Maturity specified on the face hereof under the heading "CD(s) (secondary market)" or any replacement heading on that service or another recognized electronic source used for the purpose of displaying the applicable rate.

If by 3:00 P.M., New York City time, on the Calculation Date such rate is not published in H.15(519), H.15 Daily Update or another recognized electronic source, then the CD Rate shall be calculated by the Calculation Agent and shall be the arithmetic mean of the secondary market offered rates, as of 10:00 A.M., New York City time, on such Interest Determination Date, of three leading non-bank dealers of negotiable U.S. dollar certificates of deposit in The City of New York (which may include the agents appointed by Hydro-Québec for the purpose of soliciting purchases of the Notes by others from Hydro-Québec (the "Agents") and affiliates of the Agents) selected by the Calculation Agent, after consultation with Hydro-Québec, for negotiable certificates of deposit of major United States money center banks with a remaining maturity closest to the Index Maturity specified on the face hereof and in an amount that is representative for a single transaction in such market at such time.

If the dealers so selected by the Calculation Agent are not quoting, the CD Rate will be the CD Rate in effect on such Interest Determination Date.

"H.15 (519)" means the weekly statistical release designated as "Statistical Release H.15(519), Selected Interest Rates", as published by the Board of Governors of the Federal Reserve System, available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/h15, or any successor site or publication.

"H.15 Daily Update" means the daily update of H.15(519), available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/h15/update, or any successor site or publication.

Determination of CMT Rate.    If the Reference Rate is CMT Rate, the CMT Rate shall equal the rate on the Interest Determination Date specified on the face hereof displayed on the CMT Telerate Page (as defined below) under the caption "...Treasury Constant Maturities ...Federal Reserve Board Release H.15 ...Mondays Approximately 3:45 P.M.," under the column for the CMT Maturity Index (as defined below) for (i) if the CMT Telerate Page is 7051, such Interest Determination Date or (ii) if the CMT Telerate Page is 7052, the week or the month, as applicable, ended immediately preceding the week in which the related Interest Determination Date occurs.

If such rate is no longer displayed on the relevant page, or if such rate is not displayed by 3:00 P.M., New York City time, on the Calculation Date (as specified on the face hereof) pertaining to such Interest Determination Date, then the CMT Rate shall be such treasury constant maturity rate for the CMT Maturity Index for such Interest Determination Date as published in H.15(519), or another recognized electronic source used for the purpose of displaying the applicable rate, under the heading "Treasury constant maturities" or any replacement heading on that service.

If such rate is no longer published, or is not published by 3:00 P.M., New York City time, on such Calculation Date, then the CMT Rate shall be such treasury constant maturity rate for the CMT Maturity Index or other United States Treasury rate for the CMT Maturity Index for such Interest Determination Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate which would otherwise have been published in the relevant H.15(519).

If such information is not provided by 3:00 P.M., New York City time, on such Calculation Date, then the CMT Rate shall be calculated by the Calculation Agent and shall be the yield to maturity, based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on such Interest Determination Date reported by three leading primary United States government securities dealers in The City of New York (which may include the Agents or their affiliates) (each, a "Reference Dealer") selected by the Calculation Agent (from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)) for obligations of the United States ("Treasury Notes") with an original maturity of approximately the CMT Maturity Index and a remaining term to maturity of not less than such CMT Maturity Index minus one year and in an amount that is representative for a single transaction in such market at such time.

If three or four (and not five) of such Reference Dealers are quoting as described in the preceding paragraph, then the CMT Rate will be based on the arithmetic mean of the Treasury Notes quotations obtained and neither the highest nor the lowest of such quotations will be eliminated.

If the Calculation Agent cannot obtain three Treasury Notes quotations, the CMT Rate shall be calculated by the Calculation Agent and shall be a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on such Interest Determination Date of three Reference Dealers selected by the Calculation Agent (from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)) for Treasury Notes with an original maturity of a number of years greater than the CMT Maturity Index and a remaining term to maturity closest to the CMT Maturity Index and in an amount that is representative for a single transaction in such market at such time.

If three or four (and not five) of such Reference Dealers are quoting as described in the preceding paragraph, then the CMT Rate shall be based on the arithmetic mean of the Treasury Notes quotations obtained and neither the highest nor the lowest of such quotations will be eliminated

If fewer than three Reference Dealers selected by the Calculation Agent are quoting as described in the second preceding paragraph, the CMT Rate shall be the CMT Rate in effect on such Interest Determination Date.

If two Treasury Notes with an original maturity as described in the third preceding paragraph have remaining terms to maturity equally close to the CMT Maturity Index, the quotations for the Treasury Notes with the shorter remaining term to maturity will be used.

"CMT Telerate Page" means the display on the Moneyline Telerate Service Inc., or any successor, on the page designated on the face hereof, or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no such page is so specified on the face hereof, the CMT Telerate Page shall be 7052, for the most recent week.

"CMT Maturity Index" means the original period to maturity of the United States Treasury securities (either 1, 2, 3, 5, 7, 10 or 20 years) specified on the face hereof with respect to which the CMT Rate will be calculated. If no such maturity is specified on the face hereof, the CMT Maturity Index shall be two years.

Determination of Commercial Paper Rate.    If the Reference Rate is Commercial Paper Rate, the Commercial Paper Rate shall equal the Money Market Yield (as defined below) on the Interest Determination Date specified on the face hereof of the rate for commercial paper for the period of the Index Maturity specified on the face hereof, as published in H.15(519) under the heading "Commercial paper — Nonfinancial" or any replacement heading on that service.

If such rate is not published in H.15(519) by 3:00 P.M., New York City time, on the Calculation Date (as specified on the face hereof) pertaining to such Interest Determination Date, then the Commercial Paper Rate shall be the Money Market Yield (as defined below), on such Interest Determination Date, of the rate for commercial paper having the same Index Maturity specified of the face hereof as published in H.15 Daily Update or any other recognized electronic source used for displaying that rate, under the heading "Commercial paper — Nonfinancial" or any replacement heading on that service or another recognized electronic source used for displaying the applicable rate (with an Index Maturity of one month or three months being deemed to be an Index Maturity of thirty days or ninety days respectively).

If by 3:00 P.M., New York City time, on such Calculation Date, such rate is not published in H.15(519), H.15 Daily Update or another recognized electronic source, then the Commercial Paper Rate shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 A.M., New York City time, on such Interest Determination Date of three leading dealers of commercial paper in The City of New York (which may include the Agents and their affiliates) selected by the Calculation Agent, after consultation with Hydro-Québec, for commercial paper for the period of the specified Index Maturity placed for an industrial issuer whose bond rating from a nationally recognized rating agency is at least "AA" or the equivalent.

If such dealers selected by the Calculation Agent are not quoting, the Commercial Paper Rate shall be the Commercial Paper Rate in effect on such Interest Determination Date.

"Money Market Yield" shall be a yield calculated in accordance with the following formula:

Money Market Yield =	D × 360
× 100
360 - (D × M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the Interest Reset Period for which interest is being calculated.

Determination of Federal Funds Rate.    If the Reference Rate is Federal Funds Rate, the Federal Funds Rate shall equal the rate on the Interest Determination Date (as specified on the face hereof) for U.S. dollar Federal Funds as published in H.15(519) under the heading "Federal funds (effective)", as that rate is displayed on Telerate Page (as defined below) 120, or any replacement heading on that service or another recognized electronic source used for the purpose of displaying the applicable rate.

If such rate is not displayed on Telerate Page 120, or is not yet published in H.15(519) by 3:00 P.M., New York City time, on the Calculation Date specified on the face hereof pertaining to such Interest Determination Date, then the Federal Funds Rate shall be the rate on such Interest Determination Date published in H.15 Daily Update, or another recognized electronic source for displaying that rate under the heading "Federal funds (effective)" or any replacement heading on that service or another recognized electronic source used for the purpose of displaying the applicable rate.

If by 3:00 P.M., New York City time, on such Calculation Date, such rate is not published in either H.15(519) or H.15 Daily Update, or another recognized electronic source, then the Federal Funds Rate shall be calculated by the Calculation Agent and shall be the arithmetic mean of the rates for the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York (which may include the Agents and their affiliates) selected by the Calculation Agent, after consultation with Hydro-Québec, by 9:00 A.M., New York City time, on such Interest Determination Date.

If the brokers selected by the Calculation Agent are not quoting, the Federal Funds Rate shall be the Federal Funds Rate in effect on such Interest Determination Date.

"Telerate Page" means the display on Moneyline Telerate Service, Inc. or any successor, on the page or pages specified on the face hereof or the Prospectus Supplement, or any replacement page or pages on that service.

Determination of LIBOR.    If the Reference Rate is LIBOR, LIBOR shall be the London interbank offered rate for deposit in the Index Currency specified on the face hereof. The interest rate payable shall equal LIBOR as determined on the Interest Determination Date specified on the face hereof in accordance with the following provisions, in each case plus or minus the Spread, if any, specified on the face hereof or multiplied by the Spread Multiplier, if any, specified on the face hereof:

With respect to an Interest Determination Date, LIBOR shall be either (a) if "LIBOR Reuters" is specified on the face hereof, the arithmetic mean of the offered rates (unless the specified LIBOR Page by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in the specified Index Currency having the Index Maturity specified on the face hereof, commencing on the Interest Reset Date, that appear on the LIBOR Page (as defined below) specified on the face hereof as of 11:00 A.M. London time, on such Interest Determination Date, if at least two offered rates appear (unless, as aforesaid, only a single rate is required) on such LIBOR Page, or (b) if "LIBOR Telerate" is specified on the face hereof or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified as the method for calculating LIBOR, the rate for deposits in the specified Index Currency having the Index Maturity specified on the face hereof and commencing on the Interest Reset Date that appears on the LIBOR Page specified on the face hereof as of 11:00 A.M., London time, on such Interest Determination Date.

If fewer than two offered rates appear, or no rate appears, on the specified LIBOR Page, the Calculation Agent will select the principal London office of each of four major reference banks (which may include affiliates of the Agents) in the London interbank market and request them to provide their offered quotation for deposits in the specified Index Currency for the period of the Index Maturity specified on the face hereof, commencing on the Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such Interest Determination Date and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time. If at least two such quotations are provided, LIBOR shall be the arithmetic mean of such quotations.

If fewer than two quotations are provided, LIBOR determined on such Interest Determination Date shall be calculated by the Calculation Agent as the arithmetic mean of the rates quoted at approximately 11:00 A.M., in the applicable Principal Financial Center (as defined below) on such Interest Determination Date by three major banks (which may include affiliates of the Agents) in such Principal Financial Center selected by the Calculation Agent for loans in the specified Index Currency to leading European banks, having the Index Maturity specified on the face hereof and in a principal amount that is representative for a single transaction in such specified Index Currency in such market at such time.

If the banks selected by the Calculation Agent are not quoting, LIBOR shall be LIBOR in effect on such Interest Determination Date.

"LIBOR Page" means either (i) if "LIBOR Reuters" is specified on the face hereof, the display on the Reuters Monitor Money Rates Service, or any successor service, for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency, or (ii) if "LIBOR Telerate" is specified on the face hereof or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified as the method for calculating LIBOR, the display on the Moneyline Telerate Service, Inc., or any successor, for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency.

"Principal Financial Center" will be the capital city of the country of the specified Index Currency, except that with respect to United States dollars, Canadian dollars, euros and Swiss francs, the Principal Financial Center shall be The City of New York, Toronto, Brussels and Zurich, respectively.

Determination of Prime Rate.    If the Reference Rate is Prime Rate, the Prime Rate shall equal the rate on the Interest Determination Date specified on the face hereof that appears in H.15(519) under the heading "Bank Prime Loan" or any replacement heading on that service.

If such rate is not published in H.15(519) by 3:00 P.M., New York City time, on the Calculation Date specified on the face hereof pertaining to such Interest Determination Date, then the Prime Rate will be the rate on such Interest Determination Date as published in H.15 Daily Update under the heading "Bank Prime Loan" or any replacement heading on that service, or another recognized electronic source used for the purposes of displaying the applicable rate.

If by 3:00 P.M., New York City time, on such Calculation Date such rate is not published in either H.15(519) or H.15 Daily Update or other recognized electronic source, then the Prime Rate will be calculated by the Calculation Agent and will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen US PRIME 1 Page (as defined below) as such bank's prime rate or base lending rate as of 11:00 A.M., New York City time, on such Interest Determination Date.

If fewer than four such rates appear on the Reuters Screen US PRIME 1 Page on such Calculation Date, the Prime Rate will be calculated by the Calculation Agent and will be the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by 360, as of the close of business on such Interest Determination Date by three major banks in The City of New York (which may be affiliates of the Agents) selected by the Calculation Agent after consultation with Hydro-Québec.

If the banks selected by the Calculation Agent are not quoting, the Prime Rate shall be the Prime Rate in effect on such Interest Determination Date.

"Reuters Screen US PRIME 1 Page" means the display designated as page "US PRIME 1" on the Reuters Monitor Money Rates Service, or any other page as may replace the US PRIME 1 page on that service for the purpose of displaying prime rates or base lending rates of major United States banks.

Determination of Treasury Rate.    If the Reference Rate is Treasury Rate, the Treasury Rate shall equal the rate for the auction of direct obligations of the United States ("Treasury Bills") sold at the auction on the applicable Interest Determination Date specified on the face hereof for the period of the Index Maturity specified on the face hereof as such rate appears on Telerate Page 56 or 57 under the heading "INVESTMENT RATE" or any replacement heading on that service.

If the rate described above does not appear on Telerate Page 56 or 57 at 3:00 P.M., New York City time, on the Calculation Date specified on the face hereof pertaining to such Interest Determination Date, the Treasury Rate shall be the Bond Equivalent Yield (as defined below) of the rate for such Interest Determination Date for the type of Treasury Bills described above, as published in H. 15 Daily Update, or another recognized electronic source used for displaying that rate, under the heading "U.S. government securities/Treasury bills/Auction high".

If the results of the auction of Treasury Bills for the period of the specified Index Maturity are not published or reported as provided above by 3:00 P.M., New York City time, on such Calculation Date, then the Treasury Rate shall be the Bond Equivalent Yield of the auction rate for such Interest Determination Date for Treasury Bills of the kind described above, as announced by the United States Department of the Treasury.

If the auction rate described in the preceding paragraph is not so announced by 3:00 P.M., New York City time, on such Calculation Date, or if no such auction is held for the relevant week, then the Treasury Rate shall be the Bond Equivalent Yield of the rate for such Interest Rate Determination Date for Treasury Bills having a remaining period to maturity closest to the period of the specified Index Maturity, as published in H.15(519) under the heading "U.S. government securities/Treasury bills/secondary market".

If the rate described in the preceding paragraph does not appear in H.15(519) at 3:00 P.M., New York City time, on such Calculation Date, then the Treasury Rate shall be the rate for such Interest Determination Date for Treasury Bills having a remaining period to maturity closest to the specified Index Maturity, as published in H.15 Daily Update, or another recognized electronic source used for displaying that rate, under the heading "U.S. government securities/Treasury bills/secondary market".

If the rate described in the preceding paragraph does not appear in H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on such Calculation Date, the Treasury Rate for such Interest Determination Date shall be calculated by the Calculation Agent and shall be the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Interest Determination Date, of three primary United States government securities dealers (which may be the Agents or their affiliates), as selected by the Calculation Agent after consultation with Hydro-Québec, for the issue of Treasury Bills with a remaining period to maturity closest to the Index Maturity specified on the face hereof.

If the dealers selected by the Calculation Agent are not quoting, the Treasury Rate shall be the Treasury Rate in effect on such Interest Determination Date.

"Bond Equivalent Yield" shall be a yield calculated in accordance with the following formula:

Bond Equivalent Yield =	D × N × 100

360 - (D × M)

where "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the Interest Reset Period for which interest is being calculated.

  Maximum/Minimum Interest Rate

Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof. The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date. The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

  Interest Calculations

The Calculation Date, if applicable, pertaining to any Interest Determination Date is the earlier of (i) the tenth calendar day after such Interest Determination Date or if any such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day immediately preceding the applicable Interest Payment Date or Maturity, as the case may be.

At the request of the Holder hereof, the Calculation Agent will provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate which will become effective as of the next Interest Reset Date.

Accrued interest hereon shall be an amount calculated by multiplying the Principal Amount as specified on the face hereof by an accrued interest factor. Such accrued interest factor is computed by adding the interest factor calculated for each day from the Issue Date, or from the last date to which interest has been paid or duly provided for, to but excluding the date for which accrued interest is being calculated. The interest factor for each such day is computed by dividing the interest rate applicable to such day by 360 if the Reference Rate is CD Rate, Commercial Paper Rate, Federal Funds Rate, LIBOR or Prime Rate, as specified on the face hereof, or by the actual number of days in the year if the Reference Rate is CMT Rate or Treasury Rate, as specified on the face hereof. For purposes of disclosure under the Interest Act (Canada), the yearly rate of interest which is equivalent to the rate of interest payable on this Note, except if the Reference Rate of this Note is the CMT Rate or Treasury Rate, is the interest rate payable from time to time multiplied by the number of days in the year and divided by 360.

Rounding

        All percentages resulting from any calculation on this Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculation on this Note will be rounded to the nearest cent.

Payments

  General

If any Interest Payment Date falls on a day that is not a Business Day, the Interest Payment Date shall be postponed to the next succeeding Business Day. If Maturity falls on a day that is not a Business Day, the required payment of principal, premium, if any, or interest will be made on the next succeeding Business Day with the same force and effect as if made at Maturity, and no interest shall accrue for the period from and after Maturity to such next succeeding Business Day. In the case of payments of interest other than at Maturity, if the Reference Rate of this Note is LIBOR, as specified above and such next Business Day falls in the next calendar month, such payment shall be made on the immediately preceding Business Day with the same force and effect as if made on such Interest Payment Date. As used herein, "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or executive order to close in The City of New York; provided, however, that with respect to Notes as to which LIBOR is the applicable Reference Rate, such day is also a "London Business Day".

"London Business Day" means a day on which commercial banks are open for business (including dealings in currencies other than U.S. dollars) in London, England.

  Original Issue Discount Note

If this Note is designated on the face hereof as an Original Issue Discount Note, then, notwithstanding anything to the contrary contained in this Note, upon the redemption, repayment or acceleration of the Stated Maturity of this Note there shall be payable, in lieu of the Principal Amount due at the Stated Maturity hereof, an amount equal to the Amortized Face Amount of this Note. The "Amortized Face Amount" shall be the amount equal to (i) the Issue Price (as defined below) of this Note, plus (ii) that portion of the difference between the Issue Price and the Principal Amount of this Note that has been amortized at the Stated Yield (as defined below) of this Note (computed in accordance with generally accepted United States bond yield computation principles) at the date as of which the Amortized Face Amount is calculated, but in no event shall the Amortized Face Amount exceed the Principal Amount of this Note. As used in the previous sentence "Issue Price" means the Principal Amount of this Note less the Total Amount of OID of this Note specified on the face hereof and the "Stated Yield" of this Note means the Yield to Maturity specified on the face hereof (or if not so specified, the Yield to Maturity compounded semi-annually and computed in accordance with generally accepted United States bond yield computation principles) for the period from the Issue Date of this Note to the Stated Maturity hereof on the basis of its Issue Price and Principal Amount.

  Redemption at the Option of Hydro-Québec

If one or more Redemption Dates (or ranges of such dates) is specified on the face hereof, this Note is subject to redemption upon not less than thirty days' and not more than sixty days' prior notice by mail, on any such date (or during any such range) as a whole, or from time to time in part, in increments of US$1,000 or such other minimum denomination specified on the face hereof (provided that any remaining Principal Amount hereof shall be at least US$1,000 or such other minimum denomination), at the election of Hydro-Québec, at the Redemption Price (as defined below) together with accrued interest to the Redemption Date; but any interest payment due on an Interest Payment Date falling on or prior to the Redemption Date will be payable to the Holder hereof (or one or more predecessor Notes) of record at the close of business on the Record Date pertaining to such Interest Payment Date. If applicable, the "Redemption Price" for any such redemption shall be equal to the Initial Redemption Percentage specified on the face hereof (as adjusted by the Annual Redemption Percentage Reduction specified on the face hereof, if applicable) multiplied by the portion of the Principal Amount hereof (or, if this Note is an Original Issue Discount Note, the portion of the Amortized Face Amount hereof) to be redeemed; provided, however, that in no event shall the Redemption Price be less than 100% of the portion of the Principal Amount hereof (or, if this Note is an Original Issue Discount Note, the portion of the Amortized Face Amount hereof) to be redeemed.

Notice of redemption having been given as aforesaid, this Note (or the portion of the Principal Amount hereof so to be redeemed) shall, on the Redemption Date, become due and payable at the Redemption Price herein specified, and from and after such date (unless Hydro-Québec shall default in the payment of the Redemption Price and accrued interest) shall cease to bear interest.

In the case of any partial redemption at the election of Hydro-Québec of Notes, the Notes of a particular tenor to be redeemed shall be selected by the Fiscal Agent not more than sixty days prior to the Redemption Date by such method as the Fiscal Agent shall deem fair and appropriate and which may provide for the selection for redemption of portions of the Principal Amount of Notes. In the event of any redemption of this Note in part only, a new Note or Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof, provided that such unredeemed portion shall be an authorized denomination for Notes of this series.

  Repayment at the Option of Holder

If one or more Optional Repayment Dates (or ranges of such dates) is specified on the face hereof, this Note is subject to repayment on any such date (or during any such range) or, if such date is not a Business Day, on the first Business Day following such date, as a whole or from time to time in part, in increments of US$1,000 or such other minimum denomination specified on the face hereof (provided that any remaining Principal Amount hereof shall be at least US$1,000 or such other minimum denomination), at the election of the Holder hereof at the Repayment Price (as defined below) together with accrued interest thereon to the Optional Repayment Date, but any interest payment due on an Interest Payment Date falling on or prior to the Optional Repayment Date will be payable to the Holder hereof of record at the close of business on the Record Date pertaining to such Interest Payment Date. Such election shall be effected by the Holder hereof delivering to Hydro-Québec at the corporate trust office of The Bank of New York in The City of New York not less than thirty nor more than sixty days prior to the date on which this Note is to be repaid, or during such other notice period specified on the face hereof, a notice requesting such repayment in the form prescribed below and specifying the date upon which this Note is to be repaid. Any notice given by a Holder pursuant to this paragraph shall consist of this Note with the form entitled "Option to Elect Repayment" set forth of the end of this Note duly completed. Exercise of the repayment option by the Holder hereof will be irrevocable. Unless otherwise specified on the face hereof, the "Repayment Price" for any such repayment shall be 100% of the portion of the Principal Amount hereof (or, if this Note is an Original Issue Discount Note, the portion of the Amortized Face Amount hereof) to be repaid.

Status of the Notes and the Guarantee

The Notes shall be direct, unsecured and unconditional obligations of Hydro-Québec. The Notes shall rank equally among themselves and with all other unsecured debt securities issued by Hydro-Québec and outstanding on the date hereof or issued hereafter.

Québec (the "Guarantor") will unconditionally guarantee the due and punctual payment of the principal of, premium, if any, and interest on the Notes, upon default in payment by Hydro-Québec, when and as the same shall respectively become due and payable, at Stated Maturity, upon call for redemption prior to Maturity, by acceleration or otherwise (such guarantee by the Guarantor is hereinafter referred to as the "Guarantee"). The Guarantee will be a direct, unconditional and unsecured obligation of Québec and will rank equally in right of payment with all other unsecured obligations for borrowed money of Québec outstanding at the date hereof or in the future.

Form, Denomination and Registration

24 [The Notes will be issued in the form of one or more fully registered Global Notes registered in the name of Cede & Co., as nominee of DTC and held by the Fiscal Agent as custodian for DTC (the "Custodian"). The Notes will only be sold] 25 [The Notes are fully registered, without coupons,] in authorized denominations of US$1,000 and any integral multiple of US$1,000 in excess thereof.

The Fiscal Agent has been appointed registrar for the Notes, and Hydro-Québec will cause the Fiscal Agent to maintain a Note Register for the registration and transfer of Notes.

26 [Owners of beneficial interests in this Note will not, except in the limited circumstances described herein, be entitled to receive certificates representing the Notes ("Certificated Notes") or to have Notes registered in their names, and will not be considered holders thereof under the Fiscal Agency Agreement. Unless and until it is exchanged in whole or in part for Certificated Notes, this Note may not be transferred except as a whole by DTC to a nominee of DTC, by a nominee of DTC to DTC or another nominee of DTC, or by DTC or the nominee of DTC to a successor of DTC or a nominee of such successor.]

27 [This Note may be transferred by surrendering this Note at the aforesaid corporate trust office of The Bank of New York for cancellation, accompanied by a written instrument of transfer in form approved by Hydro-Québec and duly executed by the Holder hereof in person or by the Holder's attorney duly authorized in writing, and thereupon the Fiscal Agent shall issue in the name of the transferee or transferees, in exchange herefor, a new Note or Notes in an equal aggregate Principal Amount and in authorized denominations, subject to the terms and conditions set forth herein.

Include for Global Notes.

Include for Certificated Notes.

26
Include for Global Notes.

Include for Certificated Notes.

The Notes are exchangeable at said office for other Notes of like tenor in other authorized denominations and in an equal aggregate Principal Amount. All such exchanges of Notes will be free of charge, but Hydro-Québec may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. The date of registration of any Note delivered upon any exchange or transfer of Notes shall be such that no gain or loss of interest results from such exchange or transfer. The Fiscal Agent shall not be required to make any transfers, registrations or exchanges of Notes for a period of fifteen days preceding any Interest Payment Date.]

In the event of any redemption of Notes at the election of Hydro-Québec, the Fiscal Agent shall not be required to (i) issue, register the transfer of or exchange Notes of like tenor during a period beginning at the opening of business fifteen days before any selection of such Notes to be redeemed and ending at the close of business on the day of mailing of the relevant notice of redemption, or (ii) register the transfer of or exchange this Note, or, except in the case of a partial redemption, the unredeemed portion of this Note. Following the exercise of any repayment option by the Holder hereof, the Fiscal Agent shall not be required to issue, register the transfer of or exchange that portion of this Note with respect to which such option has been exercised.

28 [Subject to the foregoing, this Note is not exchangeable, except for a Global Note or Global Notes in an equal aggregate Principal Amount to be registered in the name of DTC or its nominee.

Certificated Notes

No owner of a beneficial interest in this Note will be entitled to receive a Certificated Note in definitive form except in the limited circumstances described herein.

The Notes represented by this Note are exchangeable for Certificated Notes of like tenor as such Notes in denominations of US$1,000 and integral multiples thereof only if DTC (i) notifies Hydro-Québec that it is unwilling or unable to continue as depositary in connection with the Global Notes; (ii) ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, at a time when it is required to be and a successor depositary is not appointed by Hydro-Québec within 90 days after receiving the notice or becoming aware that DTC is no longer so registered; or (iii) acting on direct or indirect instructions of one or more Holders or any beneficial owner of an interest in this Note, requests in writing from Hydro-Québec the exchange, in whole or in part, of this Note for Certificated Notes, but only after an event of default entitling the Holders to give Hydro-Québec written notice that such Holders elect to declare the Principal Amount of the Notes held by them and represented by this Note to be due and payable has occurred and is continuing; provided that if DTC is unwilling or does not promptly make such request to Hydro-Québec, then any beneficial owner of an interest in this Note shall be entitled to make such request with respect to such interest. Hydro-Québec may also at any time and in its sole discretion notify the Fiscal Agent that all the Notes held in the form of the Global Notes are to be exchanged for Certificated Notes and, in such event, Hydro-Québec shall issue or cause to be issued Certificated Notes upon registration of, transfer of, or in exchange for such Global Notes. The date of registration of any Certificated Note delivered upon any exchange or transfer of a Global Note shall be such that no gain or loss of interest results from such exchange or transfer. The Fiscal Agent shall not be required to make any transfers, registrations or exchanges of Global Notes for a period of fifteen days preceding any Interest Payment Date.

Include for Global Notes.

In respect of any such issuance of Certificated Notes, (i) Hydro-Québec shall promptly provide the Fiscal Agent with a sufficient number of Certificated Notes in blank form to proceed with such issuance, (ii) DTC shall cause this Note to be delivered by the Custodian to the Fiscal Agent and provide the Fiscal Agent with the necessary registration information for such Certificated Notes, (iii) the Fiscal Agent shall authenticate and deliver such Certificated Notes in an aggregate principal amount equal to the principal amount of this Note to be exchanged for such Certificated Notes, (iv) the Fiscal Agent shall cancel this Note and, in the case of a partial exchange, issue and deliver to or to the order of DTC a new Global Note in an aggregate principal amount equal to the unexchanged portion of this Note partially exchanged for Certificated Notes and (v) the Fiscal Agent shall reduce accordingly the holdings of the Holder on the Register. Such Certificated Notes shall be delivered as directed by the persons in whose names such Certificated Notes are to be registered. All Notes represented by Certificated Notes issued upon any such issuance in exchange for the Notes represented by this Note shall have the Guarantee of the Guarantor endorsed thereon (which Guarantee shall be a valid obligation of Québec), shall be a valid obligation of Hydro-Québec, shall be entitled to the same benefits under the Fiscal Agency Agreement as the Global Notes, and shall be so exchanged without charge to the Fiscal Agent, DTC or the transferee. On or after any such exchange, the Fiscal Agent shall direct all payments in respect of such Certificated Notes to the registered holders thereof, including when such exchange occurred after the record date for any payment and prior to the date of such payment.

Hydro-Québec expressly acknowledges that if a Certificated Note is not promptly issued to a beneficial owner of an interest in this Note as contemplated herein, then such beneficial owner shall be entitled to pursue any remedy under the Fiscal Agency Agreement, the Note or applicable law with respect to the portion of this Note that represents such beneficial owner's interest as if such Certificated Note had been issued.

Title

Subject to applicable law and the terms of the Fiscal Agency Agreement, Hydro-Québec, the Guarantor and the Fiscal Agent will deem and treat the persons in whose name the Global Notes are registered, initially Cede & Co., as the absolute owners thereof for all purposes whatsoever notwithstanding any notice to the contrary. All payments to or on the order of the Holder shall be valid and effectual to discharge the liability of Hydro-Québec, the Guarantor and the Fiscal Agent on the Notes to the extent of the sum or sums so paid.]

Events of Default

In the event that (i) Hydro-Québec shall default in the payment of principal of or premium or interest on this Note as the same shall become due and payable, and such default shall continue for a period of 30 days, or (ii) default shall be made in the due performance or observance by Hydro-Québec of any covenant or agreement contained in the Notes, other than the payment of principal, premium or interest, or in the Fiscal Agency Agreement, and such default shall continue for a period of 60 days, or (iii) Hydro-Québec shall default in the payment of any principal of or premium or interest on any indebtedness (direct or under a guarantee) for borrowed money, other than the Notes, as the same shall be due and payable, and such default shall continue for a period of 30 days, provided that the foregoing shall not be taken into account so long as the aggregate principal amount of all such indebtedness (direct or under a guarantee) for borrowed money with respect to which the foregoing has occurred does not exceed US$50,000,000 (or its equivalent in other currencies), then at any time thereafter and during the continuance of such default the Holder of this Note (or its proxy) may deliver or cause to be delivered to Hydro-Québec at its registered office in Montreal, Québec, Canada (with a copy to the Fiscal Agent) a written notice that such Holder elects to declare the principal of the Notes held by him (the serial number or numbers29 [of the Global Note representing such Notes and the Principal Amount of the Notes owned by him and the subject of such declaration] being set forth in such notice) to be due and payable and, in the cases falling within either (i) or (iii) above, on the 15th day after delivery of such notice, or, in the cases falling within (ii) above, on the 30th day after delivery of such notice, the principal of the Notes referred to in such notice plus any premium and accrued interest thereon shall become due and payable, unless prior to that time all such defaults theretofore existing shall have been cured.

Include for Global Notes.

Modification

The Fiscal Agency Agreement and the Notes may be amended by Hydro-Québec, the Guarantor and the Fiscal Agent without notice to, or the consent of, the holder of any Note, for the purpose of (i) curing any ambiguity; (ii) curing, correcting or supplementing any defective provisions contained therein; or (iii) in any other manner which Hydro-Québec, the Guarantor and the Fiscal Agent, acting on the advice of independent counsel, may deem necessary or desirable and which will not be inconsistent with the Notes and which in the reasonable opinion of Hydro-Québec, the Guarantor and the Fiscal Agent will not adversely affect the interests of the holders of Notes.

The Fiscal Agency Agreement contains provisions for convening meetings of registered holders of Notes to modify or amend by Extraordinary Resolution (as defined in the Fiscal Agency Agreement) the Fiscal Agency Agreement (except as provided in the immediately preceding paragraph) and the Notes (including the terms and conditions thereof) or waive future compliance therewith or past default thereon by Hydro-Québec. An Extraordinary Resolution duly passed at any such meeting shall be binding on all holders of Notes, whether present or not; provided, however, that no such modification or amendment to the Fiscal Agency Agreement or to the terms and conditions of the Notes or any other action taken may, without the consent of the holder of each such Note affected thereby: (a) change the Stated Maturity or the Interest Payment Date(s) of any such Note; (b) reduce the Principal Amount of or rate of interest on any such Note; (c) change the currency of payment of any such Note; (d) impair the right to institute suit for the enforcement of any payment on or with respect to such Note or the Guarantee; (e) reduce the percentage of the holders of Notes necessary to modify or amend the Fiscal Agency Agreement or the terms and conditions of the Notes or reduce the percentage of votes required for the taking of action or the quorum required at any meeting of holders of Notes; or (f) reduce the percentage of outstanding Notes necessary to waive any future compliance or past default.

Future Holders

Any action by the Holder of this Note shall bind all future Holders of this Note, and of any Note issued in exchange or substitution herefor or in place hereof, in respect of anything done or permitted by Hydro-Québec or by the Fiscal Agent in pursuance of such action.

Notices

All notices to the Holders of Global Notes will be given in writing mailed, first-class postage prepaid, to each Holder at each Holder's address as it appears in the Note Register. Any such notice shall be deemed to have been given on the date of such mailing.

However, when Certificated Notes are outstanding, all notices to the Holders of Notes will be published in English in New York, New York in The Wall Street Journal. If at any time publication in such newspaper is not practicable, notices will be valid if published in an English language newspaper with general circulation in such market as Hydro-Québec, with the approval of the Fiscal Agent, shall determine. Any such notice shall be deemed to have been given on the date of such publication or, if published more than once or on different dates, on the first date on which publication is made.

Office or Agency of Hydro-Québec

So long as this Note shall be outstanding, Hydro-Québec will maintain an office or agency for the payment of the principal of and premium, if any, and interest on this Note as herein provided in The City of New York, an office or agency in The City of New York for the transfer and exchange as aforesaid of the Notes and an office or agency in either The City of New York or Toronto, Ontario for the registration as aforesaid of the Notes. Hydro-Québec may designate other agencies for the payment of said principal and premium, if any, and interest at such place or places (subject to applicable laws and regulations) as Hydro-Québec may decide. So long as there shall be a Fiscal Agent, Hydro-Québec shall keep the Fiscal Agent advised of the names and locations of such agencies, if any are so designated.

No recourse under or upon any covenant contained in this Note or because of the creation of the indebtedness represented hereby shall be had against any official or other representative, past, present or future, as such, of Hydro-Québec whether by virtue of any statute or rule of law or by the enforcement of any assessment or penalty or otherwise, it being expressly agreed and understood that this Note is solely the obligation of Hydro-Québec and that no personal liability whatever shall attach to or be incurred by any such officials or other representatives, as such, because of the execution of this Note.

Prescription

Under current Québec law, Hydro-Québec's obligation to make any payment on the Notes shall be extinguished three years after the date such payment is due unless such right to payment is judicially exercised prior to the expiration of such three-year period.

Governing Law

The Fiscal Agency Agreement, the Notes and the Guarantee shall be construed in accordance and governed by the laws of Québec and the laws of Canada applicable therein.

Hydro-Québec and Québec irrevocably consent to the fullest extent permitted by law to the giving of any relief (including, without limitation, the making or enforcement of any order or judgment) made or given in connection with any proceedings arising out of or in connection with the Fiscal Agency Agreement, the Notes and the Guarantee.

U.S. Dollars

Reference in this Note to "U.S. dollars" is to the currency of the United States of America.

OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably requests and instructs Hydro-Québec to repay the within Note (or portion thereof specified below) pursuant to its terms at the Repayment Price, to the undersigned at:

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF THE UNDERSIGNED)

If less than the entire Principal Amount of the within Note is to be repaid, specify the portion thereof which the Holder elects to have repaid:

                                                                                                                                                                                               ;

30 [and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the Holder for the portion of the within Note not being repaid (in the absence of any such specification,] one such31 [Global] Note will be issued for the portion not being repaid32 [)]:

                                                                                                                                                                                               .

Dated:

NOTICE: This signature on this Option to Elect Repayment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement.

Include for Certificated Notes.

Include for Global Notes.

Include for Certificated Notes.

GUARANTEE BY QUÉBEC

By virtue of the powers conferred by the Parlement du Québec and of the authorization of the Gouvernement du Québec under Order in Council No 632-2003 dated June 4, 2003, as such Order in Council may be further amended or replaced, Québec hereby irrevocably and unconditionally guarantees to the holder of this Note and pledges its full faith and credit for the due and punctual payment, upon default in payment by Hydro-Québec, of the principal of this Note and premium, if any, and the interest thereon, as and when the same shall respectively become due and payable (without taking into account any applicable grace period or notice period set out in the terms and conditions of the Notes), whether at stated maturity, upon previous call for redemption or by acceleration or otherwise; and hereby expressly waives the benefits of discussion and division and any prior notice or protest to, demand upon or action against Hydro-Québec or Québec.

This Guarantee shall be construed in accordance with, and governed by, the laws of Québec and the laws of Canada applicable therein.

Québec irrevocably consents to the fullest extent permitted by law to the giving of any relief (including, without limitation, the making or enforcement of any order or judgment) made or given in connection with any proceedings arising out of or in connection with this Guarantee.

Dated as of

Executed in The City of New York on behalf of Québec.

QUÉBEC
By:	Authorized Signatory

QuickLinks

EXHIBIT A
HYDRO-QUÉBEC 4 [GLOBAL] MEDIUM-TERM NOTE (Fixed Rate)
HYDRO-QUÉBEC MEDIUM-TERM NOTE FIXED RATE
OPTION TO ELECT REPAYMENT
GUARANTEE BY QUÉBEC
OPTION TO ELECT REPAYMENT
GUARANTEE BY QUÉBEC